                                                                Exhibit 17(b)(3)

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      --------------------------------------------------------------------

                        VALUATION MATERIALS PREPARED FOR:


                               SKYLINE CHILI, INC.


                                NOVEMBER 20, 1997

      --------------------------------------------------------------------






         THE FOLLOWING INFORMATION IS CONFIDENTIAL AND PROPRIETARY TO EQUITABLE SECURITIES CORPORATION. THE INFORMATION HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF SKYLINE CHILI, INC. AND IS PROVIDED UPON THE UNDERSTANDING THAT ANY PERSON ACCEPTING IT WILL NOT, WITHOUT THE PRIOR PERMISSION OF EQUITABLE SECURITIES, UTILIZE THE INFORMATION FOR ANY PURPOSE OTHER THAN AS DESCRIBED HEREIN.

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

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

                                                                       TABLE OF CONTENTS

TAB                                                                                                                         PAGE
---                                                                                                                         ----

1.       EXECUTIVE SUMMARY
               TRANSACTION DESCRIPTION........................................................................................1
               SCOPE OF ENGAGEMENT............................................................................................4
               VALUATION CONSIDERATIONS.......................................................................................7

2.       PROFILE OF SKYLINE CHILI, INC.
               HISTORY OF THE COMPANY........................................................................................11
               DESCRIPTION OF THE COMPANY....................................................................................12
               HISTORICAL FINANCIAL STATEMENTS...............................................................................13

3.       VALUATION ANALYSIS
               TRANSACTION PRICING MATRIX....................................................................................18
               ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES..............................................................19
               PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE RESTAURANT INDUSTRY....................................33
               PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE FOOD MANUFACTURING INDUSTRY............................37
               DISCOUNTED CASH FLOW ANALYSIS.................................................................................40
               LEVERAGED BUYOUT ANALYSIS ....................................................................................41
               LEVERAGED RECAPITALIZATION ANALYSIS...........................................................................43
               VALUATION SUMMARY AND CONCLUSION..............................................................................44



EXHIBITS

A.       COMPANY STOCK PERFORMANCE CHARTS
B.       COMPANY'S RELATIVE STOCK PRICE PERFORMANCE
C.       WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS
D.       DETAILED LEVERAGED BUYOUT ANALYSIS

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

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\                                EXECUTIVE SUMMARY

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

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
================================================================================

TRANSACTION DESCRIPTION

- Equitable Securities Corporation ("Equitable") was retained by Skyline Chili, Inc. ("Skyline" or the "Company") to serve as financial advisor to the Special Committee of the Board of Directors of the Company (the "Special Committee") with regard to (i) a proposed offer by Meritage Hospitality Group Inc. ("Meritage") to purchase some or all of the outstanding common stock of Skyline, (ii) a review of other potential strategic alternatives, and (iii) negotiation, structuring and implementation of any transaction endorsed by the Special Committee.

- On February 28, 1997, the Company publicly announced that it had hired Equitable to advise the Board of Directors regarding the Meritage offer and to evaluate alternatives and financing opportunities. After review of the transactions proposed by Meritage and consideration of other strategic alternatives, Equitable was directed by the Special Committee to pursue a sale of the Company to potential strategic and financial buyers (the "Controlled Auction").

- In connection with the Controlled Auction, Equitable contacted a broad range of strategic and financial buyers, domestically and internationally. Approximately, forty-two percent of the potential buyers signed a confidentiality agreement and received a confidential memorandum, prepared by Equitable, describing the Company and its business.

- Based on preliminary non-binding indications of interest, the Special Committee authorized approximately one half-dozen potential buyers to visit the Company and to conduct preliminary due diligence.

- Through subsequent discussions with potential buyers and following deliberations of the Special Committee and the entire Board of Directors, various buyers were eliminated and the field narrowed to several bidders who submitted proposals following extensive due diligence.


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                                     PAGE 1     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
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TRANSACTION DESCRIPTION (CONTINUED)

- On September 26, 1997, the Company announced that an investor group which includes Fleet Equity Partners ("Fleet") and members of management (collectively, the "Affiliated Shareholders"), which together control 5.6% of the total fully-diluted shares outstanding, has offered to pay $6.75 in cash for each share of Skyline that it does not already own (the "Proposed Transaction").

- We have been informed that a newly-formed company to be known as Skyline Acquisition Corporation ("SAC" or "Newco") will acquire all of the outstanding capital stock of the Company for cash through a reverse merger of SAC with and into the Company with Skyline emerging as the surviving entity.

- Based upon the discussions with Fleet and other potential strategic and financial acquirors, we are doubtful Fleet or other potential acquirors could have agreed to the Proposed Transaction without management's willingness to participate with a potential buyer.

- Since the announcement of the Proposed Transaction, we have not received any other inquiries or alternative proposals to acquire the Company. Based on the broad audience included in the Controlled Auction, the public disclosure in February of the Company's intent to review strategic alternatives and public announcement of the Proposed Transaction in September, we are doubtful there are other potential acquirors who are currently willing to offer a similar or better transaction than the Proposed Transaction.

- As part of its broader engagement, Equitable has been requested by the Company to render an opinion as investment bankers (the "Opinion") as to the fairness, from a financial point of view, of the consideration to be paid to the Company's shareholders other than those shareholders affiliated with the acquiring entity (the "Non-Affiliated Shareholders") under the terms of the Proposed Transaction.

- For purposes of our analysis, we have assumed, with guidance from Company management and the Company's auditors that the transaction will be accounted for under the purchase method of accounting for business combinations and that the transaction will be taxable to the selling shareholders.


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                                     PAGE 2     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
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                                EXECUTIVE SUMMARY
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TRANSACTION DESCRIPTION (CONTINUED)

- Furthermore, we understand that the Affiliated Shareholders and certain other stockholders, including Lambert N. Lambrinides, Christie N. Lambrinides and William N. Lambrinides (collectively, the "Consenting Shareholders"), have expressed their intention to vote their shares in favor of the Proposed Transaction only if the holders of a majority of the shares held by the Non-Affiliated Shareholders that are voted at the special stockholder's meeting, vote to approve the Proposed Transaction. The Affiliated Shareholders and Consenting Shareholders collectively own approximately 54.4% of the total fully-diluted shares outstanding.

TERMS AND CONDITIONS

---------------------------------- ---------------------------------------------------------------------------------
Proposal                           -    Newco will acquire, through a cash merger, all of the issued and outstanding shares of Skyline that it does not already own in a taxable transaction which will be accounted for under the purchase method of accounting for business combinations
---------------------------------- ---------------------------------------------------------------------------------
Conditions to Closing              -    Negotiation of a definitive merger agreement
                                   -    Approval of the Proposed Transaction or the expiration of
                                        waiting periods under the Hart-Scott-Rodino Antitrust
                                   -    Improvements Act of 1976
                                   -    Receipt of financing proceeds by Newco
                                   -    Receipt of shareholder approvals
                                   -    The holders of not more than 3% of Skyline's common shares exercise their dissenters' rights with respect to the Proposed
                                        Transaction
---------------------------------- ---------------------------------------------------------------------------------
Date of Closing                    -    To be determined, although anticipated January 1998
---------------------------------- ---------------------------------------------------------------------------------

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                                     PAGE 3     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
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                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
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SCOPE OF ENGAGEMENT

- In connection with our Opinion, Equitable has reviewed, among other things:



         - Draft of the Agreement and Plan of Merger between Skyline Acquisition Corporation, Skyline Chili, Inc. and certain stockholders of the Company;


         - Certain audited historical financial data for the Company for the fiscal years ended October 27, 1996; October 29, 1995; October 30, 1994 and October 31, 1993;


         - Certain unaudited historical financial data for the Company for the fiscal year ended October 26, 1997 and various interim periods;


         - Certain historical budgets of the Company and its operating divisions;


         - Certain projected financial information for the Company for the fiscal years 1998 through 2005;


         -        The Franchise Offering Circular of the Company;


         - Certain historical stock price and volume trading information on the Company's shares.


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                                     PAGE 4     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
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SCOPE OF ENGAGEMENT (CONTINUED)

- We held discussions with senior management of the Company and its various divisions concerning the historical and current operations of the business, its financial condition and prospects, as well as the present strategic and operating issues facing the Company.


- We conducted on-site visits to select facilities of the Company to inspect the physical characteristics of the properties, to assess the quality and range of the products and services offered at these properties and to meet with on-site management of the facilities.


- We have assumed (i) the accuracy of the Company's audited historical financial statements as prepared by Skyline's management and subject to audit by Ernst & Young LLP, (ii) the accuracy of the Company's unaudited historical financial statements as prepared by Skyline's management and (iii) the financial forecasts which we examined were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Skyline.


-        We have also assumed that:
          - All material liabilities (contingent or otherwise) of the Company are as set forth in the financial statements of the Company or as otherwise disclosed by Skyline.
          - As audited financial results have not yet been released for the most recent fiscal year, the Opinion is based upon unaudited financial statements for the fiscal year ended October 26, 1997.

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                                     PAGE 5     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
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                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
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SCOPE OF ENGAGEMENT (CONTINUED)

- Based upon our review of the Company's historical and projected operating performance and certain other qualitative factors associated with the Company, we utilized a broad variety of valuation techniques to determine a range of fair value for the common equity interest in the Company.

-        Our methodologies included:
         - A review and comparison of trading multiples for comparable publicly-traded companies including restaurant operators, food manufacturers and integrated companies with both food manufacturing and restaurant operations;
         - A review of recently completed and announced precedent transaction multiples for control acquisitions in the restaurant industry (i.e., multiples of revenues, book value, EBITDA, EBIT, net income and prices paid per store);
         - A review of recently completed and announced precedent transaction multiples for control acquisitions in the food manufacturing industry (i.e., multiples of revenues, book value, EBITDA, EBIT and net income);
         - Performing a discounted cash flow analysis of the Company including sensitivity analyses utilizing a range of assumptions;
         - Performing a stand-alone leveraged buyout analysis of the Company, utilizing operating projections provided by management of the Company and capitalization assumptions consistent with the Proposed Transaction and financing terms available under current financial market conditions;
         - Performing a leveraged recapitalization analysis of the Company, including an assessment of the likely tax implications of such a transaction; and Assessing the likelihood that an unaffiliated third party would offer a superior transaction to the Unaffiliated Shareholders.

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                                     PAGE 6     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
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                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
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VALUATION CONSIDERATIONS

BUSINESS ISSUES
---------------

STRENGTHS                                                           RISKS
---------------------------------------------------------------     ---------------------------------------------------------------

Platform for future growth                                          Increasingly severe competition and pricing pressure

Relatively predictable cash flow characteristics/                   Increasing labor costs due to federal minimum wage
unlevered balance sheet                                             legislation and labor scarcity

Substantial operating leverage in commissary                        Recent negative publicity regarding the safety and
                                                                    cleanliness of QSR food
Attractiveness of unique concept and simple execution to
franchisees                                                         Uncertain price behavior for beef, paper and other essential commodities
Attractive demographics in core market
                                                                    Unproven ability to attract large area franchisees
Success of new prototype units
                                                                    Core market is nearly fully-developed
Continued positive consumer perception of food / service
offering                                                            Unproven ability to transport concept beyond core market

Positioned as premium brand                                         Increased difficulty of identifying cost effective real
                                                                    estate locations
Seasoned management team and sound operating infrastructure
                                                                    Concentration of grocery sales through limited number of
                                                                    retailers


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                                     PAGE 7     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
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                                EXECUTIVE SUMMARY
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VALUATION CONSIDERATIONS (CONTINUED)

TRADING  ISSUES
---------------
      Skyline's stock price performance has historically exceeded, but has recently lagged behind, the returns posted by the broader indices:

                                                           CUMULATIVE RETURN
                                       --------------------------------------------------------
                                            1 YEAR (1)        2 YEARS (1)     3 YEARS (1)
                                       -----------------  ----------------  -------------------
       SKYLINE CHILI, INC.                       12.8%              82.8%          112.0%
       S&P 500 Index                             37.7%              59.5%          105.6%
       Dow Jones Industrials                     34.9%              62.7%          106.8%
       Food Manufacturer Index(2)                37.6%              17.8%           22.6%
       Integrated Restaurant Index(2)            37.2%               4.9%          (7.1%)
       Restaurant Index(2)                      (8.2%)               3.5%          (4.7%)

       -------------------------------------------

       SOURCE: ILX SYSTEMS
       (1) Closing price of Skyline Common shares one day prior to announcement of the Proposed Transaction.
       (2) Indexes are comprised of comparable publicly-traded companies as described herein.


      The indicated deal price exceeds the average trading price of the Company's common shares since 1993:


                       HIGH           LOW          AVERAGE
                    ------------  ------------   ------------

1993                      $3.13         $2.13          $2.74

1994                       3.50          2.88           3.17

1995                       4.38          3.13           3.69

1996                       6.56          3.50           4.57

1997 YTD                   9.13          5.50           6.62


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                                     PAGE 8     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
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                                EXECUTIVE SUMMARY
--------------------------------------------------------------------------------
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VALUATION CONSIDERATIONS (CONTINUED)

TRADING ISSUES (CONTINUED)
--------------------------

- The recent disappointing trading performance of Skyline's shares is likely attributable to a variety of factors including:

         -        Absence of equity research coverage;

         -        Limited float due to heavily concentrated insider ownership;

         -        Liquidity concerns and low trading volume; and

         -        Limited geographic diversification of operations.

- The relatively low trading volume of Skyline and the resulting perceived illiquidity has severely reduced potential institutional interest in the shares of the Company.


                                     Float as a % of                Average Daily            Average Daily Trading Volume
                                    Shares Outstanding              Trading Volume        as a % of Total Shares Outstanding
                               -----------------------------   -------------------------  ------------------------------------

SKYLINE CHILI                             32.7%                         1,296                            0.04%

Armanino Foods of Distinction             82.9%                         31,538                           0.07%
Bridgford Foods                           34.3%                         8,097                            0.07%
J & J Snack Foods                         66.2%                         21,665                           0.66%

Bob Evans                                 93.6%                        132,880                           0.31%
Uno Restaurant                            50.1%                         12,711                           0.12%
WSMP                                      52.3%                         13,748                           0.42%

Blimpie International                     39.2%                         27,502                           0.29%
Luby's Cafeterias                         95.4%                         64,835                           0.28%
Max & Erma's                              58.6%                         7,016                            0.17%
Perkins Family Restaurant.                41.7%                         21,726                           0.21%
Sbarro                                    63.1%                         31,985                           0.16%
                               -----------------------------   -------------------------  ------------------------------------

Average                                   59.2%                         31,250                           0.23%
--------------------------------------

1 Source - Bloomberg L.P. - Data sampled over one year time period.

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                                     PAGE 9     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
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                                EXECUTIVE SUMMARY
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VALUATION CONSIDERATIONS (CONTINUED)

TRADING ISSUES (CONTINUED)
--------------------------

- These factors have in turn contributed to a lack of published equity research on the stock and generally poor visibility for the issue:

                                                                Number of Equity
                                                               Analysts Covering             Reports Published
                                                                   the Stock                      in 1997
                                                          -----------------------------  ---------------------------

SKYLINE CHILI                                                          0                             0

Armanino Foods of Distinction                                          2                             6
Bridgford Foods                                                        0                             0
J & J Snack Foods                                                      4                             0

Bob Evans                                                             13                            17
Uno Restaurant                                                         1                             0
WSMP                                                                   2                             2

Blimpie International                                                  0                             0
Luby's Cafeterias                                                     12                            10
Max & Erma's                                                           3                             8
Perkins Family Restaurant.                                             0                             0
Sbarro                                                                 4                             9
                                                          -----------------------------  ---------------------------

AVERAGE                                                                4                             5
----------------------------------------------------------

Source - Bloomberg L.P.

- Given these Company-specific issues and the market dynamics for trading in Skyline's stock, we believe it is unlikely that all shareholders who sought liquidity could sell their Skyline common stock into the open market for a price equal to the consideration offered in the Proposed Transaction.

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                                     PAGE 10    EQUITABLE SECURITIES CORPORATION

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                         PROFILE OF SKYLINE CHILI, INC.

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

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
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                         PROFILE OF SKYLINE CHILI, INC.
--------------------------------------------------------------------------------
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HISTORY OF THE COMPANY

- In 1949, Nicholas Lambrinides opened the first Skyline Chili restaurant in Cincinnati, Ohio.


- By 1956, the Lambrinides brothers initiated the sales of their restaurant products through supermarkets as frozen entrees. Through the mid-eighties and early nineties the products experienced rapid growth until they became and remain the leading frozen entrees sold in grocery stores in the Cincinnati, Ohio marketing area.


- In 1957, Lambert, William and Christie Lambrinides, sons of the founder, saw the potential for developing the chain through franchising with high quality owner-operators. Their first franchised operation opened that year in downtown Cincinnati.


- Skyline Chili completed its initial public offering of common stock in 1986. The Company sought access to public capital in order to fund further development.


- In 1991, the Company built a new commissary to replace its old facility which it had outgrown and which had become inefficient with respect to contemporary manufacturing techniques and equipment. The Company developed the new facility with substantial extra capacity as a commitment to long-term growth.


- In 1993, the Company acquired the trademarked Cincinnati Recipe brand of chili spice mixes and canned chili to complement its frozen product lines. Skyline upgraded packaging and promotional activity and the brand maintains a leadership position within its categories despite aggressive competition.


- In 1994, the Lambrinides brothers officially stepped down from their day-to-day duties. They remain majority shareholders and continue to be active as consultants to the Company as well as serving on the Company's Board of Directors.


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                                     PAGE 11    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
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                         PROFILE OF SKYLINE CHILI, INC.
--------------------------------------------------------------------------------
================================================================================

DESCRIPTION OF THE COMPANY

- Skyline Chili, Inc. manufactures and sells high-quality "Cincinnati-style" chili and chili-related food products. The Company has three distribution channels for its chili products, (i) Company-owned restaurants, (ii) franchised restaurants, and (iii) retail outlets such as supermarkets and grocery store chains. As of October 26, 1997, there were 101 Skyline restaurants in operation in 4 states, 36 owned and operated by the Company and 65 owned and operated by the Company's franchisees. Historically, the Company's restaurant and grocery sales have been concentrated in greater Cincinnati, Ohio and Northern Kentucky. Other areas of Skyline development include (i) other Ohio areas such as Columbus, Cleveland and Dayton, (ii) Indianapolis and other areas in Indiana, and (iii) selected areas of franchisee development in Florida.

- The Company produces its secret recipe chili at its Fairfield, Ohio commissary. The secret recipe chili is sold to the Company's franchisees and is served exclusively in all franchised and Company-owned Skyline Chili restaurants. In addition, the Company manufactures and sells frozen grocery and canned products under its "Skyline" trademark, which it distributes through retail outlets such as supermarkets and grocery store chains. The Company sells additional grocery products manufactured by third parties under its "Cincinnati Recipe" trademarks through the same retail outlets. The Company also licenses the use of its "Skyline" trademark on branded products, such as oyster crackers, which are manufactured and sold by third parties.


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                                     PAGE 12    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
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                         HISTORICAL FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
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INCOME STATEMENT

                                                                 FISCAL YEARS ENDED
                                     ---------------------------------------------------------------------------
                                     OCTOBER 31,     OCTOBER 30,    OCTOBER 29,     OCTOBER 27,    OCTOBER 26,
(in 000's)                               1993            1994           1995           1996            1997
                                     -------------   -------------  -------------  --------------  -------------
REVENUES:
  Commissary sales                         $9,809         $10,817        $10,331         $12,341        $14,096
  Restaurant sales                         10,646          12,507         14,231          15,471         17,433
  Franchise fees & royalties                1,171           1,172          1,210           1,411          1,539
                                     -------------   -------------  -------------  --------------  -------------
    Total revenues                         21,626          24,496         25,772          29,223         33,068

OPERATING EXPENSES:
  Cost of sales - commissary                7,610           8,211          7,497           8,634          9,467
  Restaurant operating costs:
    Cost of food & paper                    3,220           3,569          3,945           4,355          4,736
    Payroll costs                           2,942           3,629          4,266           4,693          5,249
    Occupancy and other exp.                2,292           2,690          3,078           3,229          3,693
  Selling, general and admin.               4,371           5,051          5,000           5,727          6,861
                                     -------------   -------------  -------------  --------------  -------------
    Total operating expenses               20,435          23,150         23,786          26,638         30,006
                                     -------------   -------------  -------------  --------------  -------------

INCOME FROM OPERATIONS                      1,191           1,346          1,986           2,585          3,062

OTHER INCOME (EXPENSE):
  Interest income                              96              93             92              76             85
  Interest expense                          (607)           (583)          (541)           (367)          (357)
  Other expense                                21            (24)            (7)             (6)            (8)
                                     -------------   -------------  -------------  --------------  -------------

INCOME BEFORE INCOME TAXES                    701             832          1,530           2,288          2,782

PROVISION FOR INCOME TAXES                    270             300            550             873          1,087
                                     -------------   -------------  -------------  --------------  -------------

NET INCOME                                   $431            $532           $980          $1,415         $1,695
                                     =============   =============  =============  ==============  =============

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                                     PAGE 13    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                         HISTORICAL FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
================================================================================

BALANCE SHEET -- ASSETS

                                                                  FISCAL YEARS ENDED
                                      ---------------------------------------------------------------------------
                                      OCTOBER 31,    OCTOBER 30,     OCTOBER 29,    OCTOBER 27,     OCTOBER 26,
(in 000's)                                1993           1994            1995           1996            1997
                                      -------------  -------------   -------------  -------------   -------------
ASSETS
CURRENT ASSETS:
  Cash                                      $1,048         $2,709          $1,910         $1,140          $2,150
  Accounts receivable                        1,129            726           1,074          1,692           1,873
  Inventories                                  539          1,043           1,224          1,804           1,412
  Prepaid expenses                             254            213             121            129             145
  Deferred income taxes                        205            198             206            253             222
                                      -------------  -------------   -------------  -------------   -------------
    Total current assets                     3,175          4,889           4,535          5,018           5,802

NET PROPERTY AND EQUIPMENT                  13,056         12,876          13,825         15,540          16,340

NET INTANGIBLE ASSETS                          269            534             501            455             571
OTHER ASSETS                                   402            124             152            149             181
                                      -------------  -------------   -------------  -------------   -------------

    TOTAL ASSETS                           $16,902        $18,423         $19,013        $21,162         $22,894
                                      =============  =============   =============  =============   =============

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                                     PAGE 14    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                         HISTORICAL FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
================================================================================

BALANCE SHEET -- LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                           FISCAL YEARS ENDED
                                               --------------------------------------------------------------------------
                                               OCTOBER 31,    OCTOBER 30,     OCTOBER 29,    OCTOBER 27,    OCTOBER 26,
(in 000's)                                         1993           1994            1995           1996           1997
                                               -------------  -------------   -------------  -------------  -------------
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                     $870         $1,406          $1,505         $1,787         $1,495
  Accrued liabilities                                 1,005          1,547           1,109          1,531          2,049
  Income taxes                                            -              -             101            146            209
  Current portion of LT debt                            315            340             360            385            410
                                               -------------  -------------   -------------  -------------  -------------
    Total current liabilities                         2,190          3,293           3,075          3,849          4,164

DEFERRED INCOME TAXES                                   271            387             469            689            680
OTHER LIABILITIES                                         -              -             105            117            292
LONG-TERM DEBT                                        6,799          6,459           6,100          5,715          5,305

SHAREHOLDERS' EQUITY:
  Common stock                                        5,176          5,286           5,286          5,399          5,433
  Retained earnings                                   2,466          2,998           3,978          5,393          7,020
                                               -------------  -------------   -------------  -------------  -------------
    Total stockholders' equity                        7,642          8,284           9,264         10,792         12,453
                                               -------------  -------------   -------------  -------------  -------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY            $16,902        $18,423         $19,013        $21,162        $22,894
                                               =============  =============   =============  =============  =============

--------------------------------------------------------------------------------
================================================================================

                                     PAGE 15    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                         HISTORICAL FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
================================================================================

CASH FLOW STATEMENT

                                                                           FISCAL YEARS ENDED
                                                ---------------------------------------------------------------------------
                                                OCTOBER 31,     OCTOBER 30,    OCTOBER 29,     OCTOBER 27,    OCTOBER 26,
(in 000's)                                          1993            1994           1995           1996            1997
                                                -------------   -------------  -------------  --------------  -------------
OPERATING ACTIVITIES:
Net income                                              $431            $532           $980          $1,415         $1,695
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Depreciation and amortization                      1,399           1,373          1,553           1,705          1,994
    Deferred income taxes                                 52             101             74             173             22
    Amortization of stock award compensation              84               -              -               -              -
    Decrease (increase) in:
      Accounts receivable                                 11             403          (348)           (618)          (181)
      Inventories                                          3           (504)          (181)           (580)            392
      Prepaid expenses                                  (37)              41             92             (8)           (16)
    Increase (decrease) in:
      Accounts payable                                    99             536             99             282          (292)
      Income taxes payable                                 -               -            101              45             63
      Accrued liabilities                                 40             542          (333)             422            620
    Other-net                                            (1)            (66)           (27)              24             54
                                                -------------   -------------  -------------  --------------  -------------
Net cash provided by operating activities             $2,081          $2,958         $2,010          $2,860         $4,351

--------------------------------------------------------------------------------
================================================================================

                                     PAGE 16    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                         HISTORICAL FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
================================================================================

CASH FLOW STATEMENT (CONTINUED)

                                                                           FISCAL YEARS ENDED
                                                ---------------------------------------------------------------------------
                                                OCTOBER 31,     OCTOBER 30,    OCTOBER 29,     OCTOBER 27,    OCTOBER 26,
(in 000's)                                          1993            1994           1995           1996            1997
                                                -------------   -------------  -------------  --------------  -------------
INVESTING ACTIVITIES:
Capital expenditures                                ($1,845)        ($1,537)       ($2,484)        ($3,987)       ($2,758)

Payments for businesses acquired                       (295)           (301)             -               -              -

Proceeds from sale of property and equip.                 3             903             54             609              2

Decrease in unexpended bond proceeds                    173               -              -               -              -

Additions to intangible assets                          (19)            (47)           (39)             (5)          (166)
                                                -------------   -------------  -------------  --------------  -------------

Net cash used by investing activities                (1,983)           (982)        (2,469)         (3,383)        (2,922)

FINANCING ACTIVITIES:

Proceeds from exercise of stock options                   -               -              -             113             34

Repayments of debt                                     (300)           (315)          (340)           (360)          (385)

Cash dividends paid                                       -               -              -               -            (68)
                                                -------------   -------------  -------------  --------------  -------------

Net cash used by financing activities                  (300)           (315)          (340)           (247)          (419)

Net increase (decrease) in cash                        (202)           1,661          (799)           (770)          1,010

Cash at beginning of year                              1,250           1,048          2,709           1,910          1,140
                                                -------------   -------------  -------------  --------------  -------------
Cash at end of year                                   $1,048          $2,709         $1,910          $1,140         $2,150
                                                =============   =============  =============  ==============  =============

--------------------------------------------------------------------------------
================================================================================

                                    PAGE 17     EQUITABLE SECURITIES CORPORATION

--------------------------------------------------------------------------------
================================================================================


      --------------------------------------------------------------------

                               VALUATION ANALYSIS

      --------------------------------------------------------------------


--------------------------------------------------------------------------------
================================================================================

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                           TRANSACTION PRICING MATRIX
--------------------------------------------------------------------------------
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                        PRICE PER SHARE                                       $4.75      $5.25      $5.75       $6.25      $6.75
-----------------------------------------------------------------------------------------------------------------------------------

(000S) EXCEPT PER SHARE DATA
-----------------------------------------------------------------

SHARES OUTSTANDING                                       3,397.773          $16,139    $17,838    $19,537     $21,236    $22,935
WARRANTS                                                     -                   $0         $0         $0          $0         $0
OPTIONS                                                    472.017             $595       $831     $1,067      $1,303     $1,539
                                AVERAGE EXERCISE PRICE      $3.488
EQUITY PURCHASE PRICE                                                       $16,735    $18,670    $20,605     $22,540    $24,474

DEBT ASSUMED
                                      LT Debt                                $5,715     $5,715     $5,715      $5,715     $5,715

-----------------------------------------------------------------------------------------------------------------------------------
IMPLIED FIRM VALUE                                                          $22,450    $24,385    $26,320     $28,255    $30,189
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIRM VALUE : EBITDA
1996                                           $4,290                          5.2 x      5.7 x      6.1 x       6.6 x      7.0 x
1997 (1)                                       $5,056                          4.4        4.8        5.2         5.6        6.0
Projected 1998 (2)                             $5,793                          3.9        4.2        4.5         4.9        5.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIRM VALUE : EBIT
1996                                           $2,585                          8.7 x      9.4 x     10.2 x      10.9 x     11.7 x
1997 (1)                                       $3,062                          7.3        8.0        8.6         9.2        9.9
Projected 1998 (2)                             $3,474                          6.5        7.0        7.6         8.1        8.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIRM VALUE : REVENUES
1996                                           $29,224                         0.8 x      0.8 x      0.9 x       1.0 x      1.0 x
1997 (1)                                       $33,067                         0.7        0.7        0.8         0.9        0.9
Projected 1998 (2)                             $35,948                         0.6        0.7        0.7         0.8        0.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIRM VALUE : COMPANY STORES
1996                                             33                         $680.3     $738.9     $797.6      $856.2     $914.8
1997                                             36                          623.6      677.4      731.1       784.8      838.6
Projected 1998 (2)                               40                          561.2      609.6      658.0       706.4      754.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EQUITY PRICE : EPS  / NET INCOME
1996                                            $0.41    /     $1,417         11.6 x     12.8 x     14.0 x      15.2 x     16.5 x
1997 (1) (3)                                    $0.47    /     $1,695         10.1       11.2       12.2        13.3       14.4
Projected 1998 (2) (3)                          $0.54    /     $1,989          8.7        9.7       10.6        11.5       12.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE : BOOK EQUITY
1996                                           $10,792                         1.6 x      1.7 x      1.9 x       2.1 x      2.3 x
1997 (1)                                       $12,453                         1.3        1.5        1.7         1.8        2.0
Projected 1998 (2)                                 N/A                         N/A        N/A        N/A         N/A        N/A
                                                                                                                   -----------
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
             PRICE PER SHARE         $7.25         $7.75          $8.25              $8.75
--------------------------------------------------------------------------------------------

SHARES OUTSTANDING                 $24,634       $26,333        $28,032            $29,731
WARRANTS                                $0            $0             $0                 $0
OPTIONS                             $1,776        $2,012         $2,248             $2,484

EQUITY PURCHASE PRICE              $26,409       $28,344        $30,279            $32,214

DEBT ASSUMED
                                    $5,715        $5,715         $5,715             $5,715

--------------------------------------------------------------------------------------------
IMPLIED FIRM VALUE                 $32,124       $34,059        $35,994            $37,929
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
FIRM VALUE : EBITDA
1996                                  7.5 x         7.9 x           8.4 x              8.8 x
1997 (1)                              6.4           6.7             7.1                7.5
Projected 1998 (2)                    5.5           5.9             6.2                6.5
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
FIRM VALUE : EBIT
1996                                 12.4 x        13.2 x          13.9 x             14.7 x
1997 (1)                             10.5          11.1            11.8               12.4
Projected 1998 (2)                    9.2           9.8            10.4               10.9
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
FIRM VALUE : REVENUES
1996                                  1.1 x         1.2 x           1.2 x              1.3 x
1997 (1)                              1.0           1.0             1.1                1.1
Projected 1998 (2)                    0.9           0.9             1.0                1.1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
FIRM VALUE : COMPANY STORES
1996                               $973.5      $1,032.1        $1,090.7           $1,149.4
1997                                892.3         946.1           999.8            1,053.6
Projected 1998 (2)                  803.1         851.5           899.9              948.2
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
EQUITY PRICE : EPS  / NET INCOME
1996                                 17.7 x        18.9 x          20.1 x             21.3 x
1997 (1) (3)                         15.4          16.5            17.6               18.6
Projected 1998 (2) (3)               13.3          14.3            15.2               16.1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
EQUITY VALUE : BOOK EQUITY
1996                                  2.4 x         2.6 x           2.8 x              3.0 x
1997 (1)                              2.1           2.3             2.4                2.6
Projected 1998 (2)                    N/A           N/A             N/A                N/A

--------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Equity purchase price calculated as:            Shares outstanding times the offered price
                                              + Options outstanding times the offered price net of the average exercise cost.
-----------------------------------------------------------------------------------------------------------------------------------

(1) 1997 financials reflect unaudited results.
(2) Projection Source: Company projections.
(3) Estimated based upon weighted average common and common equivalent shares outstanding of 3,658,000.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

                                    PAGE 18     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================

DESCRIPTION OF COMPARABLE PUBLICLY-TRADED COMPANIES

FOOD MANUFACTURING COMPANIES

ARMANINO FOODS OF DISTINCTION, INC. - produces and markets specialty food products. The Company's products include primarily frozen pesto and other Italian-style frozen sauces, frozen stuffed and flat pasta products, frozen focaccia and frozen meatballs. Armanino markets its food to retail, foodservice, club stores and institutional food industries.

BRIDGFORD FOODS CORP. - manufactures and/or distributes refrigerated, frozen and snack food products. Bridgford markets its products through its own sales force, brokers, cooperatives, wholesalers and independent distributors to retail and wholesale outlets, restaurants and institutions throughout the United States.

J & J SNACK FOODS CORP. - manufactures soft pretzels, frozen carbonated beverages, juice treats and desserts, churros, baked goods and health foods. The Company distributes to food service and retail supermarket industries through snackbars and food stands in chain and department stores. Brand names include Tio Pepe, Superpretzel, Icee, Superchurros and Funnel Cake Factory.

INTEGRATED RESTAURANT COMPANIES

BOB EVANS FARMS - owns and operates 399 restaurants principally in the midwestern, mid-Atlantic and southeastern United States, as well as Texas. The Company also produces a variety of pork sausage products under the brand names of "Bob Evans" and "Owens Country Sausage". Bob Evans Farms other operations include "Mrs. Gile's Country Kitchens" and "Hickory Specialties".

UNO RESTAURANT CORPORATION - currently operates 93 "Pizzeria Uno" and "Chicago Bar & Grill" casual dining, full-service restaurants primarily from New England to Virginia, as well as Florida, Chicago and Denver. The company also franchises 66 units in 19 states, the District of Columbia, Puerto Rico and Seoul, Korea. The company also operates a consumer food division which supplies American Airlines, movie theaters, hotels and supermarkets in the Northeast with frozen Pizzeria Uno brand products.

WSMP INC. - operates through two food processing divisions and a restaurant division. The Company's restaurant operations include 33 company-owned restaurants in six states and 53 franchised restaurants in eight states including "Western Steer", "Prime Sirloin", "Mom `n' Pop's" and "Bennett's". WSMP also has a ham curing division and a bakery division.

--------------------------------------------------------------------------------
================================================================================

                                    PAGE 19     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================

DESCRIPTION OF COMPARABLE PUBLICLY-TRADED COMPANIES (CONTINUED)

RESTAURANT COMPANIES

BLIMPIE INC. - franchises, subfranchises and master licenses over 1,600 non-cooking, quick service sandwich outlets known as "Blimpie" outlets. The main products sold in a Blimpie outlet are submarine sandwiches and salads. The Company has outlets across the United States, Spain, Sweden, Argentina, the United Kingdom and Canada.

LUBY'S CAFETERIAS INC. - owns and operates over 229 cafeterias in Texas, Arizona, Oklahoma, Tennessee, Florida, New Mexico, Arkansas, Missouri, Louisiana, Mississippi and Kansas. The restaurants, located primarily in shopping malls, are open for lunch and dinner and cater to shoppers, office worker and families.

MAX & ERMA'S RESTAURANTS, INC. - owns and operates 44 restaurants under the name "Max & Erma's Neighborhood Gathering Place". The restaurants are located in Ohio, Pennsylvania, Indiana, Michigan, Illinois, North Carolina and Kentucky and offer popular American food and alcoholic and non-alcoholic beverages.

PERKINS FAMILY RESTAURANTS - owns and franchises family-style restaurants which serve a wide variety of high quality, moderately-priced breakfast, lunch and dinner entrees. Perkins Family Restaurants provide table service and many are open 24 hours a day. The company has over 466 operations in 32 states and Canada.

SBARRO INC. - develops and operates a chain of family-style, cafeteria-type Italian restaurants under the "Sbarro" and "Sbarro The Italian Eatery" names. The Company currently owns 820 and franchises 214 restaurants in the United States and abroad.

--------------------------------------------------------------------------------
================================================================================

                                   PAGE 20      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)

SUMMARY OF FINANCIAL AND STATISTICAL DATA

                                              TOTAL FIRM VALUE AS A                                                    1998 P/E
                                                MULTIPLE OF TR12:                EQUITY VALUE AS A MULTIPLE OF:        AS A % OF
                                       ----------------------------------  -----------------------------------------  -----------
                                         NET                                 TR12      CY1997     CY1998     BOOK      1997 EPS
             COMPANY NAME              REVENUES      EBITDA       EBIT        P/E        P/E        P/E       VALUE     GROWTH
-------------------------------------- ----------  ----------  ----------  ---------  ---------  ---------  --------  -----------

SKYLINE CHILI                            0.8 X        5.5 X       9.1 X      13.8 X     13.5 X     11.7 X     1.8 X     68.9%



FOOD MANUFACTURING COMPANIES             0.9 X        7.6 X      12.5 X      18.6 X     13.5 X     13.7 X     1.6 X     99.4%



INTEGRATED RESTAURANT COMPANIES          0.9 X        7.7 X      12.7 X      18.6 X     16.8 X     15.4 X     1.9 X     76.3%



RESTAURANT COMPANIES                     1.0 X        6.1 X       9.7 X      13.0 X     12.4 X     11.7 X     2.1 X     76.6%





---------------------------------------------------------------------------------------------------------------------------------

AVERAGE MULTIPLE                         0.9 X        6.7 X      11.0 X      16.0 X     14.0 X     13.1 X     1.8 X     80.3%
AVERAGE MULTIPLE EXCLUDING HIGH & LOW    0.9 X        6.9 X      11.1 X      16.2 X     13.5 X     12.7 X     1.8 X     76.4%

---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
================================================================================

                                   PAGE 21      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)

COMPARABLE FOOD MANUFACTURING COMPANIES
SUMMARY OF FINANCIAL AND STATISTICAL DATA


                                                                       TOTAL FIRM VALUE AS A MULTIPLE OF TR12:
                             11/14/97         TOTAL          EQUITY    ---------------------------------------
                             CLOSING          FIRM           MARKET        NET
     COMPANY NAME             PRICE           VALUE          VALUE       REVENUES       EBITDA        EBIT
-------------------------  ------------  -------------  -------------  -------------  -----------  -----------

SKYLINE CHILI                  $6.50        $27,802        $22,087      $33,068         $5,056       $3,062
                                                                          0.8 X          5.5 X        9.1 X

ARMANINO FOODS                  1.25         14,153         14,094       15,494          1,531        1,098
                                                                          0.9 X          9.2 X       12.9 X

BRIDGFORD FOODS                13.00        122,160        122,160      124,246         12,770       10,108
                                                                          1.0 X          9.6 X       12.1 X

J & J SNACK FOODS CORP.        16.88        154,944        147,930      194,923         25,637        7,711
                                                                          0.8 X          6.0 X       20.1 X




----------------------------------------------------------------------------------------------------------------

  AVERAGE MULTIPLE                                                        0.9 X          7.6 X       13.5 X
  AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                   0.9 X          7.6 X       12.5 X

----------------------------------------------------------------------------------------------------------------




                                                 EQUITY VALUE AS A MULTIPLE OF:        1998 P/E
                                       ----------------------------------------------  AS A % OF
                                          TR12     CY1997       CY1998       BOOK      TRENDLINE
     COMPANY NAME                         P/E       P/E           P/E       VALUE        GROWTH
-----------------------------          -----------  --------  ----------  -----------  ---------

SKYLINE CHILI                            $0.47      $0.48       $0.56      12,453        17.0%
                                        13.8 X      3.5 X      11.7 X       1.8 X        68.9%

ARMANINO FOODS                            0.07       0.14        N/M       10,478         N/M
                                        17.9 X      8.9 X        N/M        1.3 X         N/A

BRIDGFORD FOODS                           0.67       N/M         N/M       42,971         N/M
                                        19.4 X       N/A         N/A        2.8 X         N/A

J & J SNACK FOODS CORP.                   0.60       0.92        1.08      97,943        12.0%
                                        28.1 X      8.4 X      15.6 X       1.5 X       130.0%




--------------------------------------------------------------------------------------------------

  AVERAGE MULTIPLE                      19.8 X      3.6 X      13.7 X       1.9 X        99.4%
  AVERAGE MULTIPLE EXCLUDING HIGH & LOW 18.6 X      3.5 X      13.7 X       1.6 X        99.4%

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

                                   PAGE 22      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)

COMPARABLE INTEGRATED RESTAURANT COMPANIES
SUMMARY OF FINANCIAL AND STATISTICAL DATA

                                                                                               TOTAL FIRM VALUE AS A
                                                                                                 MULTIPLE OF TR12:
                                                 14-11-97        TOTAL        EQUITY      ---------------------------------
                                                  CLOSING         FIRM        MARKET           NET
       COMPANY NAME                                PRICE         VALUE        VALUE         REVENUES    EBITDA      EBIT
--------------------------------------------  -------------  ------------  -------------  -----------  ---------  ---------

SKYLINE CHILI                                      $6.50        $27,802       $22,087       $33,068     $5,056     $3,062
                                                                                              0.8 X      5.5 X      9.1 X

BOB EVANS                                          19.44        899,545       828,778       831,140     90,927     60,686
                                                                                              1.1 X      9.9 X     14.8 X

UNO RESTAURANT CORP.                                6.88        114,331        75,377       176,862     23,661     10,905
                                                                                              0.6 X      4.8 X     10.5 X

WSMP                                               22.31         89,214        72,985       100,789      5,362      2,504
                                                                                              0.9 X     16.6 X     35.6 X




-----------------------------------------------------------------------------------------------------------------------------

  AVERAGE MULTIPLE                                                                            0.9 X      9.2 X     17.5 X
  AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                                       0.9 X      7.7 X     12.7 X

-----------------------------------------------------------------------------------------------------------------------------



                                                EQUITY VALUE AS A MULTIPLE OF:            1998 P/E
                                           -------------------------------------------    AS A % OF
                                            TR12      CY1997      CY1998       BOOK       TRENDLINE
       COMPANY NAME                          P/E       P/E          P/E        VALUE        GROWTH
-----------------------------------------  -------    -------   ----------  -----------  -------------

SKYLINE CHILI                                $0.47    $0.48        $0.56     $12,453         17.0%
                                            13.8 X   13.5 X       11.7 X       1.8 X         68.9%

BOB EVANS                                     0.90     0.99         1.27     429,629         11.1%
                                            21.6 X   19.7 X       15.4 X       1.9 X        138.7%

UNO RESTAURANT CORP.                          0.44     0.50         N/A       77,697         15.0%
                                            15.6 X   13.8 X         N/A        1.0 X         N/A

WSMP                                          0.39     0.52         0.72      22,194         40.5%
                                            57.2 X   43.3 X       30.8 X       3.3 X         76.3%




------------------------------------------------------------------------------------------------------

  AVERAGE MULTIPLE                          27.1 X   22.6 X       19.3 X       2.0 X         94.6%
  AVERAGE MULTIPLE EXCLUDING HIGH & LOW     18.6 X   16.8 X       15.4 X       1.9 X         76.3%

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

                                   PAGE 23      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)

COMPARABLE RESTAURANT COMPANIES
SUMMARY OF FINANCIAL AND STATISTICAL DATA


                                                                                  TOTAL FIRM VALUE AS A MULTIPLE OF TR12:
                                   14-11-97        TOTAL       EQUITY       ---------------------------------------------------
                                    CLOSING         FIRM        MARKET          NET
      COMPANY NAME                   PRICE          VALUE       VALUE         REVENUES            EBITDA              EBIT
--------------------------       ------------    ----------  ------------   --------------   ----------------   ---------------

SKYLINE CHILI                        $6.50         $27,801       $22,086        $33,068             $5,056            $3,062
                                                                                  0.8 X              5.5 X             9.1 X

BLIMPIE INTERNATIONAL                 4.50          46,452        42,939         38,127              4,844             4,403
                                                                                  1.2 X              9.6 X            10.5 X

LUBY'S CAFETERIAS                    19.31         539,332       449,332        484,571             76,884            57,485
                                                                                  1.1 X              7.0 X             9.4 X

MAX & ERMA'S                          6.00          61,352        24,967         88,961             11,645             5,981
                                                                                  0.7 X              5.3 X            10.3 X

PERKINS FAMILY RESTAURANTS           13.69         192,621       143,541        262,759             35,229            19,331
                                                                                  0.7 X              5.5 X            10.0 X

SBARRO                               26.13         534,006       534,006        340,968             85,191            61,778
                                                                                  1.6 X              6.3 X             8.6 X

----------------------------------------------------------------------------------------------------------------------------------

  AVERAGE MULTIPLE                                                                1.0 X              6.5 X             9.6 X
  AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                           1.0 X              6.1 X             9.7 X

----------------------------------------------------------------------------------------------------------------------------------




                                                          EQUITY VALUE AS A MULTIPLE OF:                             1998 P/E
                                  ----------------------------------------------------------------------------       AS A % OF
                                         TR12              CY1997              CY1998               BOOK             TRENDLINE
      COMPANY NAME                       P/E                 P/E                P/E                VALUE              GROWTH
--------------------------       ------------------   ----------------   -----------------   -----------------   ----------------

SKYLINE CHILI                              $0.47              $0.48               $0.56          $12,453             15.3%
                                          13.8 X             13.5 X              11.7 X            1.8 X             76.6%

BLIMPIE INTERNATIONAL                       $0.34             N/M                 N/M             18,865              N/M
                                          13.2 X              N/M                 N/M              2.3 X              N/M

LUBY'S CAFETERIAS                          $1.72               1.68                1.66          221,199              N/M
                                          11.2 X             11.5 X              11.7 X            2.0 X              N/M

MAX & ERMA'S                               $0.54               0.59                0.69           19,158             15.3%
                                          11.1 X             10.2 X               8.7 X            1.3 X             57.1%

PERKINS FAMILY RESTAURANTS                 $0.86              N/M                 N/M             63,542              N/M
                                          15.9 X              N/A                 N/A              2.3 X              N/M

SBARRO                                     $1.89               1.97                2.17          209,866             12.8%
                                          13.8 X             13.3 X              12.0 X            2.5 X             94.4%

----------------------------------------------------------------------------------------------------------------------------------

  AVERAGE MULTIPLE                        13.2 X             12.1 X              11.0 X            2.0 X             76.0%
  AVERAGE MULTIPLE EXCLUDING HIGH & LOW   13.0 X             12.4 X              11.7 X            2.1 X             76.6%

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

                                   PAGE 24      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)

COMPARABLE FOOD MANUFACTURING COMPANIES
SUMMARY OPERATIONAL RESULTS

                               NET REVENUES                 EBITDA                   NET INCOME                EBITDA MARGINS
                       -------------------------- ---------------------------- ------------------------   -------------------------
                          TR12          CAGR (1)      TR12         CAGR (1)      TR12          CAGR (1)     TR12          AVG.(2)
                       -------------  ----------- ------------  -------------- ----------   -----------   ---------     -----------
Skyline Chili            $33,068          13.3%      $5,056         19.5%       $1,695            31.5%       15.3%       14.7%
Armanino Foods            15,494          21.0%       1,531         46.9%          775            49.8%        9.9%       11.4%
Bridgford Foods          124,246           4.2%      12,770         (0.7%)       6,267            (4.1%)      10.3%       10.5%
J & J Snack Foods Corp.  194,923           3.3%      25,637         (4.5%)       5,408           (17.2%)      13.2%       13.6%


-----------------------------------------------------------------------------------------------------------------------------------
 AVERAGE                 $91,933          10.4%     $11,248         15.3%       $3,536            15.0%       12.1%       12.6%
-----------------------------------------------------------------------------------------------------------------------------------



                                 NET MARGINS           EBIT/INTEREST COVERAGE     DEBT TO         RETURN ON AVG. EQUITY
                         -------------------------   ------------------------    TOTAL BOOK      -----------------------
                            TR12        AVG. (2)       TR12       AVG. (2)     CAPITALIZATION      TR12      AVG. (2)
                         ------------   ----------   ----------  ------------  ---------------   ----------  -----------
Skyline Chili                 5.1%        5.1%         11.3 x       10.5 x        31.5%           13.6%         14.1%
Armanino Foods                5.0%        6.9%          0.1 x        0.2 x         0.6%            7.3%         10.7%
Bridgford Foods               5.0%        5.4%          N/M          N/M           0.0%           15.1%         16.2%
J & J Snack Foods Corp.       2.8%        3.5%         19.8 x       21.7 x         6.7%            5.6%          5.9%

------------------------------------------------------------------------------------------------------------------------
 AVERAGE                      4.5%        5.2%         10.4 X       10.8 X         9.7%           10.4%          11.7%
------------------------------------------------------------------------------------------------------------------------




-------------------------------

(1) Computed from the three most recent fiscal years.
(2) Average for trailing twelve months and three most recent fiscal years.

--------------------------------------------------------------------------------
================================================================================

                                   PAGE 25      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)

COMPARABLE INTEGRATED RESTAURANT COMPANIES
SUMMARY OPERATIONAL RESULTS

                                     NET REVENUES                    EBITDA                  NET INCOME            EBITDA MARGINS
                            ----------------------------    ------------------------   ---------------------   --------------------
                               TR12           CAGR (1)          TR12      CAGR (1)        TR12    CAGR (1)      TR12      AVG. (2)
                            -----------    -------------    ----------   -----------   ---------  ----------   --------  ----------
Skyline Chili                 $33,068          13.3%           $5,056       19.5%       $1,695      31.5%       15.3%       14.7%
Bob Evans                     831,140           3.5%           90,927      (12.3%)      37,536     (17.9%)      10.9%       12.1%
Uno Restaurant Corp.          176,862          17.8%           23,661        0.0%        5,543     (16.1%)      13.4%       14.0%
WSMP                          100,789          (3.4%)           5,362       (8.9%)       1,355     (19.8%)       5.3%        4.5%


-----------------------------------------------------------------------------------------------------------------------------------
 AVERAGE                     $285,465           7.8%          $31,251       (0.4%)     $11,532      (5.6%)      11.2%       11.3%
-----------------------------------------------------------------------------------------------------------------------------------



                                      NET MARGINS        EBIT/INTEREST COVERAGE        DEBT TO         RETURN ON AVG. EQUITY
                            ------------------------    ------------------------      TOTAL BOOK       ----------------------
                               TR12         AVG. (2)       TR12        AVG. (2)      CAPITALIZATION         TR12      AVG. (2)
                            -----------    ---------    ----------   -----------   -----------------   -----------  ---------
Skyline Chili                  5.1%          5.1%         11.3 x       10.5 x             31.5%           13.6%       14.1%
Bob Evans                      4.5%          5.4%         41.5 x       56.5 x             14.1%            8.8%        9.3%
Uno Restaurant Corp.           3.1%          4.0%          4.9 x        6.2 x             33.4%            7.2%        7.5%
WSMP                           1.3%          0.5%          1.4 x        0.8 x             42.2%            6.7%        0.7%

-----------------------------------------------------------------------------------------------------------------------------
 AVERAGE                       3.5%          3.7%         14.8 X       18.5 X             30.3%            9.1%        7.9%
-----------------------------------------------------------------------------------------------------------------------------




-------------------------------

(1) Computed from the three most recent fiscal years.
(2) Average for trailing twelve months and three most recent fiscal years.

--------------------------------------------------------------------------------
================================================================================

                                   PAGE 26      EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================
(Dollar amounts in thousands except per share)


COMPARABLE RESTAURANT COMPANIES
SUMMARY OPERATIONAL RESULTS

                              NET REVENUES                 EBITDA                 NET INCOME             EBITDA MARGINS
                      -------------------------    ----------------------   ----------------------   -----------------------
                         TR12         CAGR (1)       TR12        CAGR (1)       TR12     CAGR (1)      TR12       AVG. (2)
                      -----------   -----------    ---------   ----------   ----------   ---------   ---------   -----------
Skyline Chili          $33,068        13.3%         $5,056       19.5%       $1,695       31.5%        15.3%        14.7%
Blimpie                 38,127        20.2%          4,844       17.8%        3,278       18.4%        12.7%        13.8%
International
Luby's Cafeterias      484,571         7.3%         76,884        3.9%       36,510        1.9%        15.9%        17.7%
Max & Erma's            88,961        19.3%         11,645       21.5%        2,273        3.9%        13.1%        13.3%
Perkins Family         262,759         6.7%         35,229        8.3%        8,876      (1.3%)        13.4%        13.0%
Restaurants
Sbarro                 340,968         5.5%         85,191        5.4%       38,391        6.4%        25.0%        24.7%

--------------------------------------------------------------------------------------------------------------------------
 AVERAGE              $208,076        12.1%        $36,475       12.7%      $15,170       10.1%        15.9%        16.2%
--------------------------------------------------------------------------------------------------------------------------

                                                                             DEBT TO
                              NET MARGINS        EBIT/INTEREST COVERAGE     TOTAL BOOK          RETURN ON AVG. EQUITY
                      ------------------------   ---------------------                    -------------------------------
                         TR12       AVG. (2)       TR12      AVG. (2)     CAPITALIZATION       TR12           AVG. (2)
                      ---------   ------------   -------  ------------   --------------   -------------    --------------
Skyline Chili            5.1%       5.1%         11.3 x     10.5 x          31.5%           13.6%             14.1%
Blimpie                  8.6%       9.4%            N/M        N/M          15.7%           17.4%             20.7%
International
Luby's Cafeterias        7.5%       8.7%         18.2 x     27.1 x          28.9%           16.3%             18.1%
Max & Erma's             2.6%       3.0%          2.3 x      3.2 x          65.4%           12.3%             13.0%
Perkins Family           3.4%       3.3%          4.0 x      4.0 x           0.0%           14.2%             13.1%
Restaurants
Sbarro                  11.3%      10.9%            N/M        N/M           0.0%           18.5%             18.1%

-----------------------------------------------------------------------------------------------------------------------
 AVERAGE                 6.4%       6.7%          9.0 X     11.2 X          23.6%           15.4%             16.2%
-----------------------------------------------------------------------------------------------------------------------

------------------------------------

(1) Computed from the three most recent fiscal years.
(2) Average for trailing twelve months and three most recent fiscal years.

--------------------------------------------------------------------------------
================================================================================

                                    PAGE 27     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================

HISTORICAL STOCK PRICE PERFORMANCE

                                                                  CLOSING STOCK PRICE
                                                         ---------------------------------  AVERAGE DAILY    DOLLAR      PERCENTAGE
           COMPANY                     TICKER                11-14-96           11-14-97       VOLUME       VARIANCE      VARIANCE
------------------------------     -----------------     ----------------   --------------  -------------   ---------    -----------

------------------------------------------------------------------------------------------------------------------------------------
SKYLINE CHILI                          SKC/AMEX                $5.13               $6.50           1,296     $1.38           26.8%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------
FOOD MANUFACTURERS
------------------------------

ARMANINO FOODS                       ARMF/Nasdaq                1.50                1.25          31,538     (0.25)         (16.7%)
BRIDGFORD FOODS                      BRID/Nasdaq                8.13               13.00           8,097      4.88           60.0%
J & J SNACK FOODS CORP.              JJSF/Nasdaq               11.00               16.88          21,665      5.88           53.4%


------------------------------
INTEGRATED RESTAURANTS
------------------------------

BOB EVANS                            BOBE/Nasdaq               13.19               19.44         132,880      6.25           47.4%
UNO RESTAURANT CORP.                   UNO/NYSE                 7.00                6.88          12,711     (0.13)          (1.8%)
WSMP                                 WSMP/Nasdaq                6.50               22.31          13,748     15.81          243.3%


------------------------------
RESTAURANTS
------------------------------

BLIMPIE INTERNATIONAL                BMPE/Nasdaq               10.75                4.50          27,502     (6.25)         (58.1%)
LUBY'S CAFETERIAS                      LUB/NYSE                22.25               19.31          64,835     (2.94)         (13.2%)
MAX & ERMA'S                         MAXE/Nasdaq                6.75                6.00           7,016     (0.75)         (11.1%)
PERKINS FAMILY RESTAURANTS             PFR/NYSE                12.88               13.69          21,726      0.81            6.3%
SBARRO                                 SBA/NYSE                26.88               26.13          31,985     (0.75)          (2.8%)

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM - GREATEST DECREASE                                                                        1,296                    (58.1%)
AVERAGE                                                                                           31,250                     27.8%
MAXIMUM - GREATEST INCREASE                                                                      132,880                    243.3%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

                                    PAGE 28     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                     CONFIDENTIAL
--------------------------------------------------------------------------------
================================================================================
                 ANALYSIS OF COMPARABLE PUBLICY-TRADED COMPANIES
--------------------------------------------------------------------------------
================================================================================

HISTORICAL MARKET VALUE

                                                                                                MARKET VALUE (000'S)
                                                         CLOSING STOCK PRICE     ------------------------------------------------
                                                   ---------------------------                             DOLLAR     PERCENTAGE
         COMPANY                   TICKER            11-14-96       11-14-97      11-14-96    11-14-97    VARIANCE     VARIANCE
----------------------------    --------------    ---------------  -----------   ----------  ----------  -----------   ----------

---------------------------------------------------------------------------------------------------------------------------------
SKYLINE CHILI                     SKC/AMEX            $5.13            $6.50       $17,353     $22,087    $4,734         27.3%
---------------------------------------------------------------------------------------------------------------------------------

----------------------------
FOOD MANUFACTURERS
----------------------------

ARMANINO FOODS                   ARMF/Nasdaq           1.50             1.25        17,925      14,094    (3,831)       (21.4%)
BRIDGFORD FOODS                  BRID/Nasdaq           8.13            13.00        76,350     122,160    45,810         60.0%
J & J SNACK FOODS CORP.          JJSF/Nasdaq          11.00            16.88        97,119     147,930    50,812         52.3%


----------------------------
INTEGRATED RESTAURANTS
----------------------------

BOB EVANS                        BOBE/Nasdaq          13.19            19.44       562,290     828,778   266,488         47.4%
UNO RESTAURANT CORP.              UNO/NYSE             7.00             6.88        86,631      75,377   (11,255)       (13.0%)
WSMP                             WSMP/Nasdaq           6.50            22.31        17,942      72,985    55,043        306.8%


----------------------------
RESTAURANTS
----------------------------

BLIMPIE INTERNATIONAL            BMPE/Nasdaq          10.75             4.50       102,360      42,939   (59,422)       (58.1%)
LUBY'S CAFETERIAS                 LUB/NYSE            22.25            19.31       517,793     449,332   (68,461)       (13.2%)
MAX & ERMA'S                     MAXE/Nasdaq           6.75             6.00        27,958      24,967    (2,991)       (10.7%)
PERKINS FAMILY RESTAURANTS        PFR/NYSE            12.88            13.69       132,471     143,541    11,070          8.4%
SBARRO                            SBA/NYSE            26.88            26.13       548,042     534,006   (14,036)        (2.6%)

---------------------------------------------------------------------------------------------------------------------------------
AVERAGE                                                                            198,807     223,283    24,475         32.4%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================

                                    PAGE 29     EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                   CONFIDENTIAL
===============================================================================
                ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
================================================================================

FOOD MANUFACTURING COMPANIES

---------------------------------------------------------------
         Net Revenues                                   Value
         ------------                                   -----
Industry Multiples                   0.9x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $33,067      $23,289            $6.85

---------------------------------------------------------------

---------------------------------------------------------------
         EBIT                                           Value
         ----                                           -----
Industry Multiples                  12.5x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $3,062      $32,516            $9.57

---------------------------------------------------------------

---------------------------------------------------------------
         EBITDA                                         Value
         ------                                         -----
Industry Multiples                   7.6x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $5,056      $32,938            $9.69

---------------------------------------------------------------


---------------------------------------------------------------
         Net Income                                     Value
         ----------                                     -----
Industry Multiples                  18.6x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $1,695      $31,578            $9.29

---------------------------------------------------------------

---------------------------------------------------------------
         Book Value                                     Value
         ----------                                     -----
Industry Multiples                   1.6x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $12,453      $20,448            $6.02

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE IMPLIED VALUE PER SHARE                          $8.29
---------------------------------------------------------------


-------------------
(1) 1997 unaudited financial results.
(2) Assumes that there is $5,715 outstanding debt.


-------------------------------------------------------------------------------
   GENERAL COMMENTS
-------------------------------------------------------------------------------
Skyline has historically traded at a significant discount to the food manufacturing comparables for a variety of reasons, including the absence of a "pure play" premium and its significant geographic concentration.
In addition, Skyline suffers from a lack of liquidity and limited research coverage that limits its trading in the marketplace. Based on historical trading data, the Company has traded at a discount ranging from 15.4% to 17.3% to the food manufacturing comparables.
-------------------------------------------------------------------------------

-----------------------------------
 IMPLIED VALUATION RANGE
-----------------------------------
     $6.75 - $7.00
       per share
-----------------------------------


===============================================================================
                               PAGE 30         EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                   CONFIDENTIAL
===============================================================================
                ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
================================================================================
INTEGRATED RESTAURANT COMPANIES

---------------------------------------------------------------
         Net Revenues                                   Value
         ------------                                   -----
Industry Multiples                   0.9x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $33,067      $22,820            $6.72

---------------------------------------------------------------

---------------------------------------------------------------
         EBIT                                           Value
         ----                                           -----
Industry Multiples                  12.7x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $3,062      $33,030            $9.72

---------------------------------------------------------------

---------------------------------------------------------------
         EBITDA                                         Value
         ------                                         -----
Industry Multiples                   7.7x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $5,056      $33,196            $9.77

---------------------------------------------------------------


---------------------------------------------------------------
         Net Income                                     Value
         ----------                                     -----
Industry Multiples                  18.6x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $1,695      $31,546            $9.28

---------------------------------------------------------------

---------------------------------------------------------------
         Book Value                                     Value
         ----------                                     -----
Industry Multiples                   1.9x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $12,453      $23,055            $6.79

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE IMPLIED VALUE PER SHARE                          $8.46
---------------------------------------------------------------


-------------------
(1) 1997 unaudited financial results.
(2) Assumes that there is $5,715 outstanding debt.


-------------------------------------------------------------------------------
   GENERAL COMMENTS
-------------------------------------------------------------------------------
Skyline has also traded at a significant discount to the integrated restaurant comparables. In comparison to the reference group, the Company has limited geographical scope and a heavy saturation of its core market relative to other concepts. Relative illiquidity and limited equity coverage are also a significant factor. Based on historical trading data, the Company has traded at a discount ranging from 17.9% to 19.6% versus integrated restaurant comparables.

-------------------------------------------------------------------------------


-----------------------------------
IMPLIED VALUATION RANGE
-----------------------------------
-----------------------------------

       $6.75 - $7.00
          per share

-----------------------------------


===============================================================================
                               PAGE 31         EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                   CONFIDENTIAL
===============================================================================
                ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
================================================================================
FOOD MANUFACTURING COMPANIES

---------------------------------------------------------------
         Net Revenues                                   Value
         ------------                                   -----
Industry Multiples                   1.0x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $33,067      $26,568            $7.82

---------------------------------------------------------------

---------------------------------------------------------------
         EBIT                                           Value
         ----                                           -----
Industry Multiples                   9.7x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $3,062      $23,897            $7.03

---------------------------------------------------------------

---------------------------------------------------------------
         EBITDA                                         Value
         ------                                         -----
Industry Multiples                   6.1x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $5,056      $24,936            $7.34

---------------------------------------------------------------


---------------------------------------------------------------
         Net Income                                     Value
         ----------                                     -----
Industry Multiples                  13.0x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $1,695      $22,084            $6.50

---------------------------------------------------------------

---------------------------------------------------------------
         Book Value                                     Value
         ----------                                     -----
Industry Multiples                   2.1x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $12,453      $25,964            $7.64

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE IMPLIED VALUE PER SHARE                          $7.27
---------------------------------------------------------------


-------------------
(1) 1997 unaudited financial results.
(2) Assumes that there is $5,715 outstanding debt.


-------------------------------------------------------------------------------
   GENERAL COMMENTS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Skyline has historically traded at a discount to the restaurant comparables group. Nonetheless, we believe that the operations and financial performance of the restaurant comparables most closely resemble the business and financial characteristics of Skyline and therefore this category serves as the most useful reference group of comparable companies. While Skyline has outperformed the group on many operating measures, its low visibility, limited liquidity and regional concentration have prevented the shares from trading at a premium to the group. Based on historical trading data, the Company has traded at a discount ranging from 7.6% to 9.7% to the restaurant comparables.

-------------------------------------------------------------------------------


-----------------------------------
     IMPLIED VALUATION RANGE

           $6.50 - $6.75
             per share

 -----------------------------------

===============================================================================
                               PAGE 32         EQUITABLE SECURITIES CORPORATION


PROJECT TRI VIA                                                                                                        CONFIDENTIAL
===================================================================================================================================
                                             PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE RESTAURANT INDUSTRY
===================================================================================================================================


                                                                                                         EQUITY VALUE AS A

                                                                                            VALUE OF       MULTIPLE OF:
                                                                                                         -------------------
   DATE        DATE                                                                       TRANSACTION      BOOK       NET

ANNOUNCED    EFFECTIVE  TARGET NAME                      ACQUIROR NAME                  ($ in millions)    VALUE     INCOME
-----------  ---------  -------------------------------  ------------------------------   -------------  ---------  --------

 4/27/94     6/17/94  * Canteen Corp. (TW Services Inc.) Compass Group PLC                      $450.0        N/A       N/A

                        Synopsis: Compass Group acquired Canteen, a unit of the Flagstar subsidiary of Gollust Tierney & Oliver, for
                        $450 million. In January 1994, Flagstar announced it was seeking a buyer for 270 restaurants as part of the company's restructuring.

 8/23/94             (1)Ground Round Restaurants         Citicorp Venture Capital                157.0        N/A    27.3 x

                        Synopsis: An investor group led by 399 Ventures, Citicorp
                        Venture Capital subsidiary, and management, terminated its definitive agreement to acquire Ground Round for $157.02 million in a leveraged buyout due to financing difficulties.

             9/26/94    Southern Hospitality             DavCo Restaurants                        25.3        N/A       N/A

                        Synopsis: DavCo purchased the tock of Southern for approximately $16.0 mil, which included $2.0 mil in employment contracts. Southern was a 33 unit Wendy's franchisee based in Nashville, TN.

              8/1/95  * WestSphere Capital               Chase Manhattan                          32.5        N/A       N/A

                        Synopsis: A company formed by Chase Manhattan and management purchased the stock of Southern California Food Services
                        from WestSphere for $32.5 mil. Southern was a 62 unit
                        Wendy's franchisee based in Knoxville, TN.

 4/21/95      4/2/96  * Denwest Restaurant Corp.         American Family Restaurants             114.5        N/A       N/M

                        Synopsis: American Family merged with Denwest in a reverse stock swap valued at $52.0 mil. The consideration consisted of 6.9 mil common shares in the new company, DenAmerica,
                        valued at $27.8 mil and $24.3 mil in notes and warrants.

  9/5/95      9/9/96 (1)TPI Enterprises Inc.             Shoney's Inc.                           160.1      1.6 x       N/A

                        Synopsis: Shoney's acquired TPI in a stock swap valued at $160.1 mil, which included the assumption of $95.0 mil in liabilities. TPI common shareholders received .28 SH common share and .32 SH warrant for each TPI share held.

 11/6/95             (1)NPC International Inc.           Investor Group, CEO Gene                166.3      2.6 x       N/A
                                                         Bicknell

                        Synopsis: A management led investor group, including CEO
                        Gene Bicknell, withdrew its offer to acquire the remaining 38% interest, or 9.12 mil common shares which it did not already own in a leveraged buyout transaction.

 7/10/96     11/22/96(1)Volunteer Capital Corp.          Wendy's International Inc.               30.8        N/A       N/A
                        Synopsis: Volunteer sold its Wendy's franchised restaurant division to Wendy's Int'l for approximately $30.8 mil. The division included 52 units in four states.


                                                                                                                             FIRM

                                                                                          FIRM VALUE AS A MULTIPLE OF:      VALUE
                                                                                          ----------------------------
   DATE        DATE                                                                                                      PER STORES

ANNOUNCED    EFFECTIVE  TARGET NAME                      ACQUIROR NAME                      SALES      EBIT     EBITDA  ($ IN 000'S)
-----------  ---------  -------------------------------  ------------------------------  ----------  ---------  --------   --------
 4/27/94     6/17/94  * Canteen Corp. (TW Services Inc.) Compass Group PLC                  0.4 x     11.8 x       N/A     $281.3

                        Synopsis: Compass Group acquired Canteen, a unit of the Flagstar subsidiary of Gollust Tierney & Oliver, for
                        $450 million. In January 1994, Flagstar announced it was seeking a buyer for 270 restaurants as part of the company's restructuring.

 8/23/94             (1)Ground Round Restaurants         Citicorp Venture Capital           0.7 x     12.7 x     6.3 x      776.7

                        Synopsis: An investor group led by 399 Ventures, Citicorp
                        Venture Capital subsidiary, and management, terminated its definitive agreement to acquire Ground Round for $157.02 million in a leveraged buyout due to financing difficulties.

             9/26/94    Southern Hospitality             DavCo Restaurants                  0.8 x        N/A     5.7 x      766.7

                        Synopsis: DavCo purchased the stock of Southern for approximately $16.0 mil, which included $2.0 mil in employment contracts. Southern was a 33 unit Wendy's franchisee based in Nashville, TN.

              8/1/95  * WestSphere Capital               Chase Manhattan                    0.5 x      5.7 x       N/A      524.0

                        Synopsis: A company formed by Chase Manhattan and management purchased the stock of Southern California Food Services
                        from WestSphere for $32.5 mil. Southern was a 62 unit
                        Wendy's franchisee based in Knoxville, TN.

 4/21/95      4/2/96  * Denwest Restaurant Corp.         American Family Restaurants        1.8 x     15.4 x    11.5 x      638.8

                        Synopsis: American Family merged with Denwest in a reverse stock swap valued at $52.0 mil. The consideration consisted of 6.9 mil common shares in the new company, DenAmerica,
                        valued at $27.8 mil and $24.3 mil in notes and warrants.

  9/5/95      9/9/96 (1)TPI Enterprises Inc.             Shoney's Inc.                      0.6 x        N/M     7.5 x      423.7

                        Synopsis: Shoney's acquired TPI in a stock swap valued at $160.1 mil, which included the assumption of $95.0 mil in liabilities. TPI common shareholders received .28 SH common share and .32 SH warrant for each TPI share held.

 11/6/95             (1)NPC International Inc.           Investor Group, CEO Gene           0.5 x      4.7 x     3.1 x      336.0
                                                         Bicknell

                        Synopsis: A management led investor group, including CEO
                        Gene Bicknell, withdrew its offer to acquire the remaining 38% interest, or 9.12 mil common shares which it did not already own in a leveraged buyout transaction.

 7/10/96     11/22/96(1)Volunteer Capital Corp.          Wendy's International Inc.         0.6 x      4.3 x     3.7 x      592.0
                        Synopsis: Volunteer sold its Wendy's franchised restaurant division to Wendy's Int'l for approximately $30.8 mil. The division included 52 units in four states.

--------------------------
*SOURCE: SECURITIES DATA CORP.
(1) Transaction values have been adjusted to reflect assumption of debt including capitalized leases where applicable.

================================================================================
                               PAGE 33          EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                                                                        CONFIDENTIAL
===================================================================================================================================
                                             PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE RESTAURANT INDUSTRY
===================================================================================================================================

                                                                                                         EQUITY VALUE AS A

                                                                                            VALUE OF       MULTIPLE OF:
                                                                                                         -------------------
   DATE        DATE                                                                       TRANSACTION      BOOK       NET

ANNOUNCED    EFFECTIVE  TARGET NAME                      ACQUIROR NAME                  ($ in millions)    VALUE     INCOME
-----------  ---------  -------------------------------  ------------------------------   -------------  ---------  --------
  8/28/96      10/2/96  *  Casa Bonita                     CKE Restaurants Inc.                $42.0       N/A        N/A
                           Synopsis: CKE acquired Casa Bonita, a unit of Unigate, for
                           $42.0 mil in cash. The transaction included CB's 109 Taco
                           Bueno restaurants, 2 CB theme restaurants and 3 Crystal's
                           pizzerias.

  2/13/97      5/16/97  *  Arby's Inc. Restaurants         RTM Restaurant Group                 71.0       N/A        N/A
                           Synopsis: RTM acquired 355 restaurants of Arby's, a unit of
                           Triarc, for approximately $71.0 mil. The consideration
                           included the assumption of liabilities and an option for
                           Triarc to acquire a 20% stake in RTM.

  3/25/97               (1)Rally's Hamburgers Inc.         Checker's Drive-In Restaurants      178.5     6.0 x        N/M
                           Synopsis: Checker's terminated its signed letter of intent to merge with Rally's in a stock swap transaction. RH
                           shareholders were to receive 3 CKD shares for each RH share held.

  4/27/97      7/15/97  (1)Hardees Food Systems, Inc.      CKE Restaurants Inc.                327.0     1.0 x        N/M
                           Synopsis:  CKE Restaurants completed the acquisition of
                           Hardees Food Systems, Inc from Imasco Holdings, Inc. in July
                           1997 for $327.0 in cash.

  7/3/97       9/29/97  (1)Krystal Company (2)             Port Royal Holdings Inc.            145.4     2.4 x        N/M
                           Synopsis: Port Royal Holdings agreed to acquire all the
                           outstanding common stock of Krystal for $14.50 in
                           cash per share, or a total value of $145.4 mil,
                           including the assumption of $37.0 mil in liabilities.

  8/4/97                (1)Perkins Family Restaurants LP   Restaurant Company                  130.9     2.2 x      9.7 x
                           Synopsis: Restaurant Company offered to acquire the
                           remaining 52% interest, or 5.4 mil common shares that
                           it did not already own, for $13.00 per share.

  9/23/97               *  30 Burger King Restaurants      AmeriKing Corp.                      25.0       N/A        N/A
                           Synopsis: AmeriKing announced the acquisition of 30 Burger
                           King restaurants in the Charlotte, NC market for $25.0 mil in cash.

  9/23/97               (1)El Chico Restaurants Inc.       Investor Group                       65.0     1.7 x     16.3 x
                           Synopsis: An investor group led by Cracken Harkey & Company, agreed to acquire all the outstanding common stock of
                           El Chico for $12.75 per share, or a total value of
                           $47.3 mil.



                                                                                                                          FIRM

                                                                                          FIRM VALUE AS A MULTIPLE OF:    VALUE
                                                                                          ----------------------------
   DATE        DATE                                                                                                     PER STORES

ANNOUNCED    EFFECTIVE  TARGET NAME                      ACQUIROR NAME                      SALES      EBIT     EBITDA  ($ IN 000'S)
-----------  ---------  -------------------------------  ------------------------------    --------  ---------  -------- ----------
  8/28/96      10/2/96  *  Casa Bonita                     CKE Restaurants Inc.             0.5 x       N/A        N/A     $568.8
                           Synopsis: CKE acquired Casa Bonita, a unit of Unigate, for
                           $42.0 mil in cash. The transaction included CB's 109 Taco
                           Bueno restaurants, 2 CB theme restaurants and 3 Crystal's
                           pizzerias.

  2/13/97      5/16/97  *  Arby's Inc. Restaurants         RTM Restaurant Group             0.3 x       N/A        N/A      200.0
                           Synopsis: RTM acquired 355 restaurants of Arby's, a unit of
                           Triarc, for approximately $71.0 mil. The consideration
                           included the assumption of liabilities and an option for
                           Triarc to acquire a 20% stake in RTM.

  3/25/97               (1)Rally's Hamburgers Inc.         Checker's Drive-In Restaurants   1.2 x       N/M      9.3 x      373.4
                           Synopsis: Checker's terminated its signed letter of intent to merge with Rally's in a stock swap transaction. RH
                           shareholders were to receive 3 CKD shares for each RH share held.

  4/27/97      7/15/97  (1)Hardees Food Systems, Inc.      CKE Restaurants Inc.             0.4 x       N/M     11.4 x      103.7
                           Synopsis: CKE Restaurants completed the acquisition of
                           Hardees Food Systems, Inc from Imasco Holdings, Inc. in July
                           1997 for $327.0 in cash.

  7/3/97       9/29/97  (1)Krystal Company (2)             Port Royal Holdings Inc.         0.6 x       N/M      5.2 x      582.3
                           Synopsis: Port Royal Holdings agreed to acquire all the
                           outstanding common stock of Krystal for $14.50 in
                           cash per share, or a total value of $145.4 mil,
                           including the assumption of $37.0 mil in liabilities.

  8/4/97                (1)Perkins Family Restaurants LP   Restaurant Company               0.5 x     6.9 x      3.7 x      151.7
                           Synopsis: Restaurant Company offered to acquire the
                           remaining 52% interest, or 5.4 mil common shares that
                           it did not already own, for $13.00 per share.

  9/23/97               *  30 Burger King Restaurants      AmeriKing Corp.                  0.7 x       N/A        N/A      833.3
                           Synopsis: AmeriKing announced the acquisition of 30 Burger
                           King restaurants in the Charlotte, NC market for $25.0 mil in cash.

  9/23/97               (1)El Chico Restaurants Inc.       Investor Group                   0.6 x    13.9 x      6.7 x      677.1
                           Synopsis: An investor group led by Cracken Harkey & Company, agreed to acquire all the outstanding common stock of
                           El Chico for $12.75 per share, or a total value of
                           $47.3 mil.


------------------------

SOURCE: SECURITIES DATA CORP.

(1)  Transaction values have been adjusted to reflect the assumption of debt including capitalized leases where applicable.
(2)  Adjusted for non-recurring items as well as excess cash, pension surplus and certain other adjustments for liquid assets.
===================================================================================================================================
                                         PAGE 34                                          EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                                                                        CONFIDENTIAL
===================================================================================================================================
                                             PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE RESTAURANT INDUSTRY
===================================================================================================================================

                                                                                                         EQUITY VALUE AS A

                                                                                            VALUE OF       MULTIPLE OF:
                                                                                                         -------------------
   DATE        DATE                                                                       TRANSACTION      BOOK       NET

ANNOUNCED    EFFECTIVE  TARGET NAME                      ACQUIROR NAME                  ($ in millions)    VALUE     INCOME
-----------  ---------  -------------------------------  ------------------------------   -------------  ---------  --------
  9/26/97               (1)Sagebrush, Inc.               WSMP, Inc                              $43.7         2.9 x      15.4
                           Synopsis: WSMP signed a letter of intent to acquire
                           Sagebrush for $43.7 mil in a stock swap.

  9/26/97               (1)Skyline Chili Inc.            Fleet Equity Partners                30.2         2.0 x      14.4 x
                           Synopsis: Skyline reached an agreement with Fleet
                           Equity Partners to be acquired for $6.75 per share,
                           for a total value of $30.2 mil.

  9/5/97                (1)DavCo Restaurants             Management led Investor
                                                                  Group                      195.9         2.9 x      19.2 x
                           Synopsis: A management led investor group plans to
                           acquire all the remaining shares that it does not
                           already own for $20.00 in a leveraged buyout
                           transaction.

----------------------------------------------------------------------------------------------------------------------------------
AVERAGE MULTIPLE                                                                                             2.5 X   17.0  X

AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                                                        2.3     16.3

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           FIRM

                                                                                           FIRM VALUE AS A MULTIPLE OF:   VALUE
                                                                                           ----------------------------
   DATE        DATE                                                                                                      PER STORES

ANNOUNCED    EFFECTIVE  TARGET NAME                      ACQUIROR NAME                      SALES      EBIT     EBITDA  ($ IN 000'S)
-----------  ---------  -------------------------------  ------------------------------   --------  ---------  --------   --------
  9/26/97               (1)Sagebrush, Inc.              WSMP, Inc
                           Synopsis: WSMP signed a letter of intent to acquire             0.9 x      9.9 x      7.0 x    1,280.0
                           Sagebrush for $43.7 mil in a stock swap.


  9/26/97               (1)Skyline Chili Inc.           Fleet Equity Partners              0.9 x      9.9 x      6.0 x     $838.6
                           Synopsis: Skyline reached an agreement with Fleet
                           Equity Partners to be acquired for $6.75 per share,
                           for a total value of $30.2 mil.

  9/5/97                (1)DavCo Restaurants            Management led Investor
                                                                 Group                     0.9 x     11.2 x      7.4 x      744.8
                           Synopsis: A management led investor group plans to
                           acquire all the remaining shares that it does not
                           already own for $20.00 in a leveraged buyout
                           transaction.

-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE MULTIPLE                                                                           0.7 X     9.7  X      6.8 X     $607.1

AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                                      0.7       9.6         6.7        586.7

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------
SOURCE: SECURITIES DATA CORP.

(1) Transaction values have been adjusted to reflect the assumption of debt including capitalized leases where applicable.
================================================================================

                                PAGE 35          EQUITABLE SECURITIES COPORATION

PROJECT TRI VIA                                                   CONFIDENTIAL
===============================================================================
   PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE RESTAURANT INDUSTRY
================================================================================
PRECEDENT TRANSACTIONS FOR THE RESTAURANT INDUSTRY

---------------------------------------------------------------
         Net Revenues                                   Value
         ------------                                   -----
Industry Multiples                   0.7x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value (2)
-------------------------

       1997              $33,067      $16,236            $4.20

---------------------------------------------------------------

---------------------------------------------------------------
         EBIT                                           Value
         ----                                           -----
Industry Multiples                   9.6x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value (2)
-------------------------

       1997              $3,062      $23,782            $6.15

---------------------------------------------------------------

---------------------------------------------------------------
         EBITDA                                         Value
         ------                                         -----
Industry Multiples                   6.7x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value (2)
-------------------------

       1997              $5,056      $27,956            $7.22

---------------------------------------------------------------


---------------------------------------------------------------
         Net Income                                     Value
         ----------                                     -----
Industry Multiples                  16.3x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $1,695      $27,671            $7.15

---------------------------------------------------------------

---------------------------------------------------------------
         Book Value                                     Value
         ----------                                     -----
Industry Multiples                   2.3x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $12,453      $28,639            $7.40

---------------------------------------------------------------

---------------------------------------------------------------

AVERAGE VALUE PER SHARE                                   Value
--------------------------------                          -----
Industry Average                    $586.7
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------
                      Stores
                      ------
       1997             36            $21,122            $5.46

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE IMPLIED VALUE                                    $6.26
---------------------------------------------------------------
AVERAGE WITHOUT STORE VALUE                              $6.42
---------------------------------------------------------------

-------------------
(1) 1997 unaudited financial results.
(2) Assumes that there is $5,715 outstanding debt.


-------------------------------------------------------------------------------
   GENERAL COMMENTS
-------------------------------------------------------------------------------
The multiples offered in the Proposed Transaction largely fall within the range of multiples observed in the marketplace. The valuation measures offered in the Proposed Transaction expressed as a multiple of sales, EBIT and price per store, exceed those observed in precedent restaurant transactions. The valuation measures expressed as a multiple of book value, net income and EBITDA fall below those observed in precedent restaurant transactions. We believe any discount to precedent transactions is attributable to Skyline's uncertain ability to grow outside of its saturated core market. In addition, due to the extensive Controlled Auction process, we believe that multiples offered in the Proposed Transaction reflect the full realizable value of the Company which could be achieved in a competitive marketplace for private transactions.
-------------------------------------------------------------------------------

-----------------------------------
      IMPLIED VALUATION RANGE
-----------------------------------
           $4.25 - $7.50
             per share


--------------------------------

================================================================================
                                PAGE 36         EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                                                                     CONFIDENTIAL
--------------------------------------------------------------------------------------------------------------------------------

PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE FOOD MANUFACTURING INDUSTRY
================================================================================================================================

                                                                                                              EQUITY VALUE AS A

                                                                                                  VALUE OF      MULTIPLE OF:
                                                                                                              ------------------
    DATE            DATE                                                                        TRANSACTION    BOOK       NET

 ANNOUNCED/      EFFECTIVE      TARGET NAME/                      ACQUIROR NAME/              ($ IN MILLIONS)  VALUE    INCOME
--------------  -------------   --------------------------------  ----------------------------- ------------- --------  --------
   1/24/94                      WLR Foods Inc.                    Tyson Foods, Inc.                   $328.3    2.3 x    23.1 x
                                Synopsis: Tyson Foods terminated its hostile tender offer to acquire all the outstanding shares of WLR Foods
                                for $30 per share in cash, or a total value of
                                $328.3 million. Tyson terminated the offer due
                                to WLR's agreement to acquire the turkey
                                processing and production assets of Cuddy Farms
                                in exchange for cash and common shares.

   4/20/94        11/30/94      Arden International Kitchens      Schreiber Foods Inc.                  11.8    2.8 x    17.6 x
                                Synopsis: Schreiber Foods (SF) acquired Arden International
                                Kitchens (AIK) for an amended $11.8 million in
                                cash, or $3.90 per common share. SF had
                                originally agreed to acquire AIK for $4 per
                                share, or a total value of $12.1 million.

   8/29/94        11/29/94      Marine Harvest International      Booker PLC                           120.4    2.2 x    12.2 x
                                Synopsis: Booker (BK) merged with Marine Harvest
                                International (MH) for $10.20 in cash per share,
                                or a total of $120. million. Earlier, BK
                                completed its cash tender offer for all the
                                outstanding common stock of MH for $10.20 per
                                share, by accepting 11,256,076 shares . The
                                offer had been conditioned upon a majority of
                                MH's shares being tendered.

   1/6/95         7/12/95       American Maize-Products Co.       Eridania Beghin-Say                  434.0    1.9 x    21.7 x
                                Synopsis: Erindania Beghin-Say (EBS), a subsidiary of
                                Ferruzzi Agricola's Montedison unit, acquired
                                all the outstanding shares of American
                                Maize-Products (AMP), including GIH's 13% stake
                                and 47% stake in Class A and B shares
                                respectively, for $40 per share, or a total
                                value of $434.0 million. Earlier, EBS bid $37
                                per share, amended from an initial offer of $32
                                per share.

  10/17/95                      KPR Holdings                      Foodbrands America Inc.               93.0      N/A      6.9x
                                Synopsis: Foodbrands acquired the closely held KPR for $75 million in cash and the assumption of $18
                                million in debt. In addition, KPR shareholders
                                may receive a contingent purchase price based
                                upon the achievement of earnings over 3 years.

  11/27/95                      TNT Crust                         Foodbrands America Inc.               55.1      N/A     15.9x
                                Synopsis: Foodbrands acquired TNT, a privately held
                                manufacturer of pizza crust, for $33.4 million in cash and the assumption of $21.7 million in debt.

                  7/29/96    (1)Target                            Strategic Acquiror                    14.5      N/A       N/A
                                Synopsis: A strategic acquiror purchased the pie
                                manufacturing division of a public company for
                                $14.5 million in cash. In addition, the parties
                                entered a long-term supply agreement.


                                                                                                         FIRM VALUE AS A

                                                                                                          MULTIPLE OF:
                                                                                                    --------------------------
    DATE            DATE                                                                                               CASH

 ANNOUNCED/      EFFECTIVE      TARGET NAME/                      ACQUIROR NAME/                    SALES     EBIT     FLOW
--------------  -------------   --------------------------------  -----------------------------     -------  -------  --------
   1/24/94                      WLR Foods Inc.                    Tyson Foods, Inc.                  0.5 x   12.6 x     7.2 x
                                Synopsis: Tyson Foods terminated its hostile tender offer to acquire all the outstanding shares of WLR Foods
                                for $30 per share in cash, or a total value of
                                $328.3 million. Tyson terminated the offer due
                                to WLR's agreement to acquire the turkey
                                processing and production assets of Cuddy Farms
                                in exchange for cash and common shares.

   4/20/94        11/30/94      Arden International Kitchens      Schreiber Foods Inc.               0.6 x   10.7 x     5.7 x
                                Synopsis: Schreiber Foods (SF) acquired Arden International
                                Kitchens (AIK) for an amended $11.8 million in
                                cash, or $3.90 per common share. SF had
                                originally agreed to acquire AIK for $4 per
                                share, or a total value of $12.1 million.

   8/29/94        11/29/94      Marine Harvest International      Booker PLC                         0.1 x    7.3 x     5.8 x
                                Synopsis: Booker (BK) merged with Marine Harvest
                                International (MH) for $10.20 in cash per share,
                                or a total of $120. million. Earlier, BK
                                completed its cash tender offer for all the
                                outstanding common stock of MH for $10.20 per
                                share, by accepting 11,256,076 shares . The
                                offer had been conditioned upon a majority of
                                MH's shares being tendered.

   1/6/95         7/12/95       American Maize-Products Co.       Eridania Beghin-Say                0.7 x    9.6 x     5.6 x
                                Synopsis: Erindania Beghin-Say (EBS), a subsidiary of
                                Ferruzzi Agricola's Montedison unit, acquired
                                all the outstanding shares of American
                                Maize-Products (AMP), including GIH's 13% stake
                                and 47% stake in Class A and B shares
                                respectively, for $40 per share, or a total
                                value of $434.0 million. Earlier, EBS bid $37
                                per share, amended from an initial offer of $32
                                per share.

  10/17/95                      KPR Holdings                      Foodbrands America Inc.             0.9x     7.4x      6.5x
                                Synopsis: Foodbrands acquired the closely held KPR for $75 million in cash and the assumption of $18
                                million in debt. In addition, KPR shareholders
                                may receive a contingent purchase price based
                                upon the achievement of earnings over 3 years.

  11/27/95                      TNT Crust                         Foodbrands America Inc.             2.2x    11.1x      7.4x
                                Synopsis: Foodbrands acquired TNT, a privately held
                                manufacturer of pizza crust, for $33.4 million in cash and the assumption of $21.7 million in debt.

                  7/29/96    (1)Target                            Strategic Acquiror                  1.1x     8.1x      6.6x
                                Synopsis: A strategic acquiror purchased the pie
                                manufacturing division of a public company for
                                $14.5 million in cash. In addition, the parties
                                entered a long-term supply agreement.

-----------------------------
SOURCE: SECURITIES DATA CORP.
(1) Equitable has executed a confidentiality agreement restricting it from disseminating information regarding the Target.
================================================================================

                               PAGE 37          EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                                                                       CONFIDENTIAL
===================================================================================================================================
PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE FOOD MANUFACTURING INDUSTRY
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              EQUITY VALUE AS A

                                                                                                  VALUE OF      MULTIPLE OF:
                                                                                                              ------------------
    DATE            DATE                                                                        TRANSACTION    BOOK       NET

 ANNOUNCED/      EFFECTIVE      TARGET NAME/                      ACQUIROR NAME/              ($ IN MILLIONS)  VALUE    INCOME
--------------  -------------   --------------------------------  ----------------------------- ------------- --------  --------
                  9/30/96    (1)Target                            Investor Group                       $55.0     2.9x       N/A
                                Synopsis: A private investor group purchased the captive food processing unit of a public company in a
                                controlled auction for $55.0 million in cash. In
                                addition, the parent signed a long-term
                                agreement to continue purchasing products.

   3/25/97         5/7/97       Foodbrands America Inc.           IBC Inc.                             657.5    6.0 x    19.1 x
                                Synopsis: IBP merged with Foodbrands America (FA) for $23.40 in cash per share, or a total of $657.5 million, including the assumption of approximately $350 million in liabilities.
                                Earlier, IBP completed its tender offer by accepting 11.582 million shares, or 83.5% of FA's fully diluted shares.


---------------------------------------------------------------------------------------------------------------------------------
AVERAGE MULTIPLE                                                                                                3.0 X    16.6 X
AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                                                           2.5 X    17.3 X
---------------------------------------------------------------------------------------------------------------------------------




                                                                                                      FIRM VALUE AS A

                                                                                                       MULTIPLE OF:
                                                                                                 --------------------------
    DATE            DATE                                                                                            CASH

 ANNOUNCED/      EFFECTIVE      TARGET NAME/                      ACQUIROR NAME/                  SALES     EBIT     FLOW
--------------  -------------   --------------------------------  -----------------------------  -------  -------  --------
                  9/30/96    (1)Target                            Investor Group                   0.5x     4.4x      3.9x
                                Synopsis: A private investor group purchased the captive food processing unit of a public company in a
                                controlled auction for $55.0 million in cash. In
                                addition, the parent signed a long-term
                                agreement to continue purchasing products.

   3/25/97         5/7/97       Foodbrands America Inc.           IBC Inc.                        0.8 x   14.4 x     9.4 x
                                Synopsis: IBP merged with Foodbrands America (FA) for $23.40 in cash per share, or a total of $657.5 million, including the assumption of approximately $350 million in liabilities.
                                Earlier, IBP completed its tender offer by accepting  11.582 million shares, or 83.5% of FA's fully diluted shares.

                                                                                                                   -
----------------------------------------------------------------------------------------------------------------------------
AVERAGE MULTIPLE                                                                                  0.8 X    9.5 X     6.5 X
AVERAGE MULTIPLE EXCLUDING HIGH & LOW                                                             0.7 X    9.5 X     6.4 X

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------
SOURCE: SECURITIES DATA CORP.
(1) Equitable has executed a confidentiality agreement restricting it from disseminating information regarding the Target.
================================================================================
                               PAGE 38          EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                   CONFIDENTIAL
===============================================================================

PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE FOOD MANUFACTURING INDUSTRY

===============================================================================
PRECEDENT TRANSACTIONS FOR THE FOOD MANUFACTURING INDUSTRY


---------------------------------------------------------------
         Net Revenues                                   Value
         ------------                                   -----
Industry Multiples                   0.7x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $33,067      $18,849            $4.87

---------------------------------------------------------------

---------------------------------------------------------------
         EBIT                                           Value
         ----                                           -----
Industry Multiples                   9.5x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $3,062      $23,505            $6.07

---------------------------------------------------------------

---------------------------------------------------------------
         EBITDA                                         Value
         ------                                         -----
Industry Multiples                   6.4x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value(2)
-------------------------

       1997              $5,056      $26,660           $6.89

---------------------------------------------------------------


---------------------------------------------------------------
         Net Income                                     Value
         ----------                                     -----
Industry Multiples                  17.3x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $1,695      $29,301            $7.57

---------------------------------------------------------------

---------------------------------------------------------------
         Book Value                                     Value
         ----------                                     -----
Industry Multiples                   2.5x
---------------------------------------------------------------
Skyline Financial Results (1)  Implied Equity Value
-------------------------

       1997              $12,453      $31,652            $8.18

---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE IMPLIED VALUE PER SHARE                          $6.72
---------------------------------------------------------------


-------------------
(1) 1997 unaudited financial results.
(2) Assumes that there is $5,715 outstanding debt.


-------------------------------------------------------------------------------
GENERAL COMMENTS
--------------------------------------------------------------------------------

The multiples in the Proposed Transaction are also a small discount to the multiples observed in acquisitions in the food manufacturing industry for reasons including: the absence of a "pure play" pricing premium, the regional dependence of Skyline's operations and its undemonstrated ability to grow outside of its core market.

-------------------------------------------------------------------------------


-----------------------------------
    IMPLIED VALUATION RANGE
----------------------------------
          $5.00 - $7.75
            per share
-----------------------------------

===============================================================================

                                    PAGE 39  EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                    CONFIDENTIAL
==============================================================================
                          DISCOUNTED CASH FLOW ANALYSIS
===============================================================================
                                                  (Dollar amounts in thousands)



                                                 1998        1999         2000         2001         2002
                                             ----------- ------------------------- ------------ ------------

Earnings Before Taxes                           $ 3,100      $ 4,020      $ 4,994      $ 5,882      $ 7,345

Income Tax Effect                                  39.0%        39.0%        39.0%        39.0%        39.0%
                                             ----------- ------------------------- ------------ ------------

Net Income                                        1,891        2,452        3,046        3,588        4,480

Plus Depreciation/Amortization                    2,282        2,003        1,996        2,172        1,828
                                             ----------- ------------------------- ------------ ------------
Cash Flow From Operations                         4,173        4,455        5,042        5,760        6,308

Change in Net Working Capital                    (1,119)        (109)        (105)        (211)        (171)

Capital Expenditures                             (1,111)      (1,146)      (1,335)      (1,374)      (1,413)

Repayments of Debt                                 (410)        (435)        (465)        (495)        (525)
                                             ----------- ------------------------- ------------ ------------

Free Cash Flow                                  $ 1,533      $ 2,765      $ 3,137      $ 3,680      $ 4,199
                                             =========== ========================= ============ =============



                     TERMINAL VALUE AS A MULTIPLE OF EBITDA (1)
                     --------------------------------------
         4.0 X           4.5 X            5.0 X          5.5 X           6.0 X
    -------------- ----------------- -------------- --------------- --------------

         $ 31,454          $ 35,386       $ 39,318        $ 43,249       $ 47,181




                   Outstanding Obligations (2)                            $ 3,385


 ----------------------------------------------------------------------------

                               PRESENT VALUE OF EQUITY (3)
                               -----------------------



  DISCOUNT                       TERMINAL VALUE MULTIPLE
             ----------------------------------------------------------------
    RATE               4.0 X        4.5 X        5.0 X        5.5 X        6.0 X
 ----------- ----------------------------------------------------------------


         15.0%        $5.86        $6.33        $6.81        $7.28        $7.75
         16.0%         5.64         6.09         6.54         6.99         7.44
         17.0%         5.43         5.86         6.28         6.71         7.14
         18.0%         5.23         5.63         6.04         6.45         6.86


 ----------------------------------------------------------------------------


   ----------------------------------------------------------------
                      EXAMPLE OF DCF CALCULATION
   ----------------------------------------------------------------


                                             FREE CASH FLOW
                                             --------------
                        1998                        $ 1,533
                        1999                          2,765
                        2000                          3,137
                        2001                          3,680
                        2002                          4,199
            Terminal Value (4)           (5.5 x)     39,864

            Discount Rate (3)                          16.0%



            DISCOUNTED VALUE                        $27,041
                                             ===============
            FULLY-DILUTED SHARES O/S                  3,870
            NET VALUE PER SHARE                      $ 6.99
                                             ===============




-----------------------------------------

(1) Based on multiples of EBITDA observed in restaurant transactions with financial buyers. Range of multiples was 3.1 x to 7.4 x, with an average of
     5.5 x. All EBITDA values are net of capital expenditures in the terminal year (2002) of $1,413 and estimated transaction costs of 2%.
(2)  Includes estimated long-term debt from year 2002.
(3)  See detailed Weighted Average Cost of Capital Analysis.
(4)  Net of outstanding obligations.

==============================================================================
                                  PAGE 40    EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                  CONFIDENTIAL
===============================================================================
                            LEVERAGED BUYOUT ANALYSIS
===============================================================================

LBO MODEL ASSUMPTIONS AND OUTCOMES

- The Leveraged Buyout Model is based on Skyline's projections combined with the capital assumptions and management incentive option plan of the Proposed Transaction.

- Equity returns are consistent with the returns a third-party financial buyer expects to earn in a competitive environment. The projections contemplate an exit in years three through six with equity returns in the following ranges based upon the allocation of the eligible employee incentive option plan of the Proposed Transaction.

            Equity Investors     Pre-tax IRR       25% to 44%, with an expected
                                                   return of 29-34%

-    The anticipated exit in year five meets the following conditions:

     Exit Year:                                      2002
     Exit EBITDA Multiple:                           5.5x
     Exit P/E:                                       13.7x
     Exit Book Multiple:                             2.5x

- It is our conclusion that the pricing of the transaction and financing structure appear reasonable as they result in adequate coverage ratios and sufficient cash generation for anticipated capital expenditures and debt amortization.


==============================================================================
                                       PAGE 41 EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                    CONFIDENTIAL
==============================================================================

                            LEVERAGED BUYOUT ANALYSIS
==============================================================================


ESTIMATED INTERNAL RATES OF RETURN


- Estimated internal rates of return for equity investors net of options granted to employees under an incentive plan in the Proposed Transaction.


----------------------------------------------------------------------------
    Equity
  Investors      EBITDA Multiple    2000        2001         2002        2003
============================================================================

                      4.5 x         25.0%       27.3%       27.6%        27.1%
                      5.0 x         30.0%       30.6%       30.0%        29.2%
                      5.5 x         34.5%       33.4%       32.3%        30.6%
                      6.0 x         39.9%       36.7%       34.0%        32.4%
                      6.5 x         43.6%       40.0%       36.2%        33.4%

-----------------------------------------------------------------------------




==============================================================================
                                       PAGE 42 EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                  CONFIDENTIAL
==============================================================================

                       LEVERAGED RECAPITALIZATION ANALYSIS
===============================================================================

- Equitable has modeled a variety of potential leveraged recapitalization analyses using various assumptions.

- In general, these analyses show that Skyline is capable of sustaining leverage sufficient to pay out a dividend to all shareholders of up to $3.50 to $4.50 per share.

- However, a portion of this payment would likely be taxed at marginal, ordinary income rates of approximately 40%.

- In addition, the stub equity shares would be expected to trade in the $2.00 to $3.00 per share range or lower, reflecting the Company's heavy debt burden and limited earnings capability.

- Given the negative tax implications of the leveraged recapitalization, Equitable does not believe that this alternative transaction delivers superior value for shareholders relative to the Proposed Transaction.

- Additionally, the estimated trading range of the shares would likely further reduce the stock's liquidity and visibility.

- For these reasons, Equitable has chosen not to focus on a leveraged recapitalization as a viable means for delivering value to shareholders.

==============================================================================
                                       PAGE 43 EQUITABLE SECURITIES CORPORATION

PROJECT TRI VIA                                                  CONFIDENTIAL
==============================================================================
                        VALUATION SUMMARY AND CONCLUSION
==============================================================================
SKYLINE CHILI, INC.

The following valuation ranges were derived from the data that was studied in connection with the Proposed Transaction.



       ------------------------------------------------------------------------------------------------------------
       METHODOLOGY EMPLOYED                                                                  VALUATION RANGES
       ------------------------------------------------------------------------------------------------------------
       ANALYSIS OF COMPARABLE PUBLICLY-TRADED COMPANIES
                Food Manufacturing Companies                                                  $6.75 to $7.00
                Integrated Restaurant Companies                                               $6.75 to $7.00
                Restaurant Companies                                                          $6.50 to $6.75

       PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE RESTAURANT INDUSTRY             $4.25 to $7.50
       PRECEDENT TRANSACTIONS FOR CONTROL ACQUISITIONS IN THE FOOD MANUFACTURING INDUSTRY     $5.00 to $7.75

       DISCOUNTED CASH FLOW ANALYSIS                                                          $6.25 to $7.00

       LEVERAGED BUYOUT ANALYSIS                                                              $6.00 to $7.00

       LEVERAGED RECAPITALIZATION ANALYSIS                                                    Not Applicable

       ------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------------------------------------
       REFERENCE VALUE RANGE                                                               $5.50 - $7.25
       ------------------------------------------------------------------------------------------------------------

==============================================================================
                                       PAGE 43 EQUITABLE SECURITIES CORPORATION
